                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]
                  Check the appropriate box:

[ ]      Preliminary Proxy Statement

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[ ]      Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))



                                 NOVACARE, INC.
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
________________________________________________________________________________
         1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
         2)       Aggregate number of securities to which transaction applies:

________________________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
         4)       Proposed maximum aggregate value of transaction:

________________________________________________________________________________
         5)       Total fee paid:

________________________________________________________________________________


[X]      Fee paid previously with preliminary materials.

________________________________________________________________________________
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

________________________________________________________________________________
         1)       Amount Previously Paid:


________________________________________________________________________________
         2)       Form, Schedule or Registration Statement No.:


________________________________________________________________________________
         3)       Filing party:


________________________________________________________________________________
         4)       Date Filed:

                                [NOVACARE LOGO]

                             1016 WEST NINTH AVENUE
                      KING OF PRUSSIA, PENNSYLVANIA 19406

                                                                 August 13, 1999

Dear Stockholder:

     You are invited to attend a Special Meeting of Stockholders of NovaCare, Inc. (the "Company") to be held at the Sheraton Valley Forge Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406, on September 21, 1999 at 10:00 a.m., local time.

     At the Special Meeting you will be asked to consider and vote upon a proposal to approve: (i) the sale of the Company's outpatient physical therapy and occupational health rehabilitation services business (the "PROH Sale"), (ii) the sale of the Company's interest in NovaCare Employee Services, Inc. (the "NCES Sale") and (iii) the adoption of the Plan of Restructuring of the Company (the "Restructuring Proposal").

     As described in the accompanying Proxy Statement, the Company is seeking stockholder approval for the sale of its PROH business and its interest in NCES. The Company is in the process of seeking buyers for its PROH business and its interest in NCES. The Company anticipates that both the PROH Sale and the NCES Sale will be structured as stock sales. While, to date, no definitive agreements have been entered into with respect to the PROH Sale or the NCES Sale, the Company is seeking stockholder approval to proceed with the sales when suitable buyers are identified and definitive agreements are negotiated with such buyers. The consummation of the sales would be subject to the receipt by the Company of the minimum sales prices set forth in the accompanying Proxy Statement, obtaining opinions of financial advisors in connection with the sales and approval by the Board of Directors of the Company of the terms of any definitive sale agreements. Except as requested in the accompanying Proxy Statement, no further stockholder vote will be solicited by the Company for the PROH Sale or the NCES Sale. Accordingly, stockholders will not have the opportunity to vote on definitive sale agreements.

     In addition, as described in the accompanying Proxy Statement, the Company is seeking stockholder approval of a Plan of Restructuring. If the Plan of Restructuring is approved, the Company intends to seek to reinvest the net proceeds to the Company from the PROH Sale and the NCES Sale, after the payment of liabilities, in a new business or businesses. Any such reinvestment would be subject to the further vote and approval of the stockholders of the Company. If the Company is unable, or chooses not, to reinvest any proceeds in a new business or businesses, the Company will liquidate.

     YOUR BOARD OF DIRECTORS HAS APPROVED THE PROH SALE, THE NCES SALE AND THE RESTRUCTURING PROPOSAL AND HAS DETERMINED THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. AFTER CAREFUL CONSIDERATION, YOUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROH SALE, THE NCES SALE, AND THE RESTRUCTURING PROPOSAL AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

     In the materials accompanying this letter, you will find a Notice of Special Meeting of Stockholders, a Proxy Statement relating to the actions to be taken by stockholders of the Company at the Special Meeting and a proxy card. The Proxy Statement more fully describes the proposed PROH Sale, NCES Sale and Restructuring Proposal. Please read the Proxy Statement and Notice and consider the information included therein carefully.

     ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE PREVIOUSLY RETURNED YOUR PROXY. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING.

                                          Sincerely,

                                          SIG
                                          John H. Foster
                                          Chairman of the Board of Directors

                                [NOVACARE LOGO]

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 1999

                                                   King of Prussia, Pennsylvania
                                                                 August 13, 1999

To the Holders of Common Stock of
  NovaCare, Inc.

     A Special Meeting of the Stockholders of NovaCare, Inc. ("NovaCare" or the "Company") will be held at the Sheraton Valley Forge Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406, on Tuesday, September 21, 1999 at 10:00 a.m., local time, to consider and act upon the following matters:

        1. To approve the sale of NovaCare's outpatient physical therapy and occupational health rehabilitation services business.

        2. To approve the sale of NovaCare's interest in NovaCare Employee Services, Inc.

        3. To adopt a Plan of Restructuring substantially in the form attached as Appendix A to the Proxy Statement, dated August 13, 1999.

        4. To consider and transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on July 30, 1999 as the record date for determining the stockholders of the Company having the right to notice of, and the right to vote at, the meeting. A list of the stockholders entitled to vote at the meeting may be examined at the Company's executive offices in King of Prussia, Pennsylvania during the ten-day period preceding the meeting.

     Please vote, date, sign and return the Proxy in the enclosed postage prepaid envelope at your earliest convenience. If you return the Proxy, you may nevertheless attend the meeting and vote your shares in person.

                                          By order of the Board of Directors,

                                          Richard S. Binstein,
                                          Secretary

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT
  YOU ATTEND THE MEETING, PLEASE VOTE, DATE, SIGN AND RETURN THE PROXY IN THE
                       ENCLOSED POSTAGE PREPAID ENVELOPE.

                                PROXY STATEMENT

                                    GENERAL

     The Board of Directors of NovaCare, Inc. ("NovaCare" or the "Company"), a Delaware corporation, whose principal executive offices are located at 1016 West Ninth Avenue, King of Prussia, Pennsylvania 19406, is distributing this Proxy Statement and soliciting the accompanying Proxy for use at the Special Meeting of Stockholders of NovaCare (the "Meeting") to be held on September 21, 1999 at 10:00 a.m., local time, at the Sheraton Valley Forge Hotel, 1160 First Avenue, King of Prussia, Pennsylvania 19406, and at any adjournments thereof.

     The Board of Directors is proposing for approval by the stockholders at the Meeting, (i) the sale (the "PROH Sale") of the Company's outpatient physical therapy and occupational health rehabilitation services ("PROH") business, (ii) the sale (the "NCES Sale") of the Company's interest in NovaCare Employee Services, Inc. ("NCES") and (iii) the adoption of the Plan of Restructuring of the Company (the "Plan"), substantially in the form attached as Appendix A to this Proxy Statement (the "Restructuring Proposal").

     As described in this Proxy Statement, the Company is seeking stockholder approval for the sale of its PROH business and its interest in NCES. The Company is in the process of seeking buyers for its PROH business and its interest in NCES. The Company anticipates that both the PROH Sale and the NCES Sale will be structured as stock sales. While, to date, no definitive agreements have been entered into with respect to the PROH Sale or the NCES Sale, the Company is seeking stockholder approval to proceed with the sales when suitable buyers are identified and definitive agreements are negotiated with such buyers. The consummation of the sales would be subject to the receipt by the Company of certain minimum sales prices, obtaining opinions of financial advisors in connection with the sales and approval by the Board of Directors of the Company of the terms of any definitive sale agreements. Except as requested herein, no further stockholder vote will be solicited by the Company for the PROH Sale or the NCES Sale. Accordingly, stockholders will not have the opportunity to vote on definitive sale agreements. See "Proposal 1. Approval of the PROH Sale" and "Proposal 2. Approval of the NCES Sale," below.

     In addition, as described in this Proxy Statement, the Company is seeking stockholder approval of a Restructuring Proposal. If the Restructuring Proposal is approved, the Company intends to seek to reinvest the net proceeds to the Company from the PROH Sale and the NCES Sale, after the payment of liabilities, in a new business or businesses. Any such reinvestment would be subject to the further vote and approval of the stockholders of the Company. If the Company is unable, or chooses not, to reinvest any proceeds in a new business or businesses, the Company will liquidate. See "Proposal 3. Adoption of the Restructuring Proposal," below.

     Shares represented by duly executed Proxies in the enclosed form that are received by the Company prior to the Meeting will be voted as instructed in the Proxy on each matter submitted to the vote of stockholders. If any duly executed Proxy is returned without voting instructions, the persons named as proxies thereon intend to vote all shares represented by that Proxy (i) FOR approval of the PROH Sale, (ii) FOR approval of the NCES Sale and (iii) FOR adoption of the Restructuring Proposal.

     The Board of Directors does not know of any other matters that may be brought before the Meeting. In the event that any other matter should come before the Meeting, the persons named on the Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     Each Proxy executed and returned by a stockholder may be revoked by (i) delivering written notice of such revocation to the Secretary of NovaCare except as to any matters upon which, prior to revocation, a vote shall have been cast pursuant to authorization conferred by such Proxy, (ii) by executing and delivering to the Secretary a Proxy bearing a later date, at any time at or before the Meeting except as to any matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authorization conferred by such Proxy, or (iii) by a vote cast in person at the Meeting. Presence at the Meeting does not itself revoke a Proxy previously given.

     This Proxy Statement is being mailed to stockholders on or about August 13, 1999.

                               VOTING SECURITIES

     The only outstanding class of voting securities of NovaCare is Common Stock, $.01 par value per share (the "Common Stock"), each share of which entitles the holder thereof to one vote. Only stockholders of record at the close of business on July 30, 1999 (the "Record Date") are entitled to vote at the Meeting and at any adjournment thereof. As of the close of business on the Record Date, there were 63,252,337 shares of Common Stock outstanding. The holders of a majority of the issued and outstanding stock entitled to vote, present in person or by proxy, constitute a quorum for the transaction of business. Any stockholders voting by proxy to abstain with respect to the proposals will be counted as present for quorum purposes, while broker non-votes will not be counted as present.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required for the approval of the PROH Sale, the approval of the NCES Sale and the adoption of the Restructuring Proposal. Abstentions and broker non-votes will have the same effect as a vote against any of the proposals.

     Information regarding directors and officers of the Company and all persons known to be the beneficial owners of more than 5% of the outstanding Common Stock appears below under the caption "Share Ownership of Certain Beneficial Owners."

                             ADDITIONAL INFORMATION

     The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information concerning the Company may be inspected and copies may be obtained (at prescribed rates) at public reference facilities maintained by the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the regional offices of the Commission located at Seven World Trade Center, 13th Floor, New York, New York 10048 and at Northwest Atrium Center, 500
W. Madison Street, Suite 1400, Chicago, Illinois 60661-2511. In addition, electronically filed documents, including reports, proxy and information statements and other information regarding the Company, can be obtained from the Commission's Web site at http://www.sec.gov. The Common Stock is listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Company can also be inspected at the offices of the New York Stock Exchange located at 20 Broad Street, New York, New York 10005.

     The following documents of NovaCare, which are on file with the Commission, are incorporated in this Proxy Statement by reference and made a part hereof:

     (a) NovaCare's Annual Report on Form 10-K for the year ended June 30, 1998.

     (b) NovaCare's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1998, December 31, 1998 and March 31, 1999, as amended by Form 10-Q/A dated August 13, 1999.

     (c) NovaCare's Current Report on Form 8-K dated June 16, 1999, as amended by Forms 8-K/A dated June 29, 1999 and August 13, 1999.

     (d) NovaCare's Current Report on Form 8-K dated July 14, 1999, as amended by Form 8-K/A dated August 13, 1999.

     (e) The description of NovaCare's capital stock contained in its Registration Statement on Form 8-A, filed November 12, 1986.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered a copy of any or all of the foregoing documents (other than exhibits). Requests for such documents should be directed to NovaCare, Inc., 1016 West Ninth Avenue, King of Prussia, Pennsylvania 19406,
Attention: Richard S. Binstein, Secretary.

     All documents filed pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Meeting shall also be deemed to be incorporated by reference in this Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

                   FORWARD-LOOKING STATEMENTS -- SAFE HARBOR

     This Proxy Statement and the documents referred to above contain certain "forward-looking" statements, including among others the statements regarding the possibility of finding a buyer or buyers for the Company's PROH business and the Company's interest in NCES, the ability to consummate the sales of PROH and NCES, the potential value of any other assets of the Company, the amount and nature of liabilities of or that may be asserted against the Company, the timing and amount of any distributions to stockholders pursuant to the Restructuring Proposal, industry conditions and prospects and the Company's future operating results. Without limiting the foregoing, words such as "anticipates", "believes", "expects", "intends", "plans" and similar expressions are intended to identify "forward-looking" statements.

     All of these "forward-looking" statements are inherently uncertain, and stockholders must recognize that actual events could cause actual results to differ materially from management's expectations. Key risk factors that could, in particular, have an adverse impact on the Company's ability to effect the Restructuring Proposal on a timely basis and on the amount of any distributions that may be made to stockholders pursuant to the Restructuring Proposal include the Company's inability to find buyers for the Company's PROH business and the Company's interest in NCES despite significant efforts to do so, and the ability of the Company to consummate the sales of PROH and NCES.

     As discussed below under "Proposal 3. Adoption of the Restructuring Proposal -- Liquidation Analysis and Estimates," based on management's present estimates, the Company expects that there will be net proceeds available from the PROH Sale, the NCES Sale and the Restructuring Proposal which may be distributed to the Company's stockholders. NONETHELESS, THERE CAN BE NO ASSURANCE THAT THERE WILL BE ANY SUCH DISTRIBUTIONS, LET ALONE AS TO THEIR AMOUNT OR WHEN IT OR THEY MIGHT OCCUR.

                    BACKGROUND AND REASONS FOR THE PROPOSALS

     THE BOARD OF DIRECTORS IS SUBMITTING THE PROH SALE, THE NCES SALE AND THE RESTRUCTURING PROPOSAL AS THREE SEPARATE MATTERS FOR A STOCKHOLDER VOTE. HOWEVER, THE BOARD BELIEVES THAT THE THREE PROPOSALS ARE INTEGRAL PARTS OF AN OVERALL PLAN FOR MAXIMIZING STOCKHOLDER VALUE IN THE COMPANY. THE BOARD OF DIRECTORS AND MANAGEMENT BELIEVE THAT BY APPROVING ALL OF THE PROPOSALS, THE COMPANY'S STOCKHOLDERS WILL RECEIVE GREATER VALUE THAN WOULD BE AVAILABLE TO THEM THROUGH THEIR CONTINUED OWNERSHIP OF THE COMMON STOCK IF ALL OF THE PROPOSALS WERE NOT APPROVED AND IMPLEMENTED.

BUSINESS OVERVIEW AND SEGMENTS

     NovaCare was formed in 1985 and has been a national leader in physical rehabilitation services and employee services. Physical rehabilitation services are the processes that restore individuals disabled by trauma, injury or disease to their optimal level of functionality and self-sufficiency. The Company's physical rehabilitation services have been provided in two industry segments:
(i) outpatient services -- providing outpatient physical therapy and rehabilitation, orthotic and prosthetic ("O&P") and occupational health rehabilitation services through a national network of patient care centers, and
(ii) long-term care services -- providing rehabilitation therapy and health care consulting services on a contract basis to health care institutions, primarily long-term care facilities.

     The Company's employee services segment consists of comprehensive, fully integrated outsourcing solutions to human resource services, including payroll management, workers' compensation, risk management, benefits administration, unemployment services and human resource consulting services generally provided to small and medium-sized businesses through its 67% owned subsidiary, NCES. The Company creates relationships with both its clients and worksite employees by contractually assuming certain administrative, regulatory and financial employer responsibilities with respect to worksite employees in a "co-employment" relationship.

LONG-TERM CARE SERVICES -- REGULATORY CHANGES

     Reimbursement for long-term care services provided by the Company has primarily been through the Medicare program. Medicare is a federally funded health program which provides health insurance coverage for certain disabled persons and persons age 65 or older.

     Prior to April 10, 1998, Medicare reimbursed long-term care facilities, primarily skilled nursing facilities, for contract therapy services on a cost basis. The fee paid to contract therapy service providers, such as NovaCare, was a reimbursable cost for the long-term care facility. Reimbursement levels were determined based on a reasonable-cost standard. Contract occupational therapy and speech-language pathology services were evaluated based upon the reasonableness of costs incurred by the provider under a "prudent buyer" standard. Specific guidelines existed for evaluating the reasonable cost of physical therapy. The specific guideline system for physical therapy was called "salary equivalency," a method used to determine the prudent hourly cost for physical therapy services in long-term care facilities.

     Effective April 10, 1998, the Health Care Financing Administration ("HCFA"), the Federal agency responsible for the rules governing Medicare, implemented salary equivalency reimbursement guidelines for occupational therapy and speech-language pathology services and revised guidelines for physical therapy services. With its enactment in June 1997, the Balanced Budget Act of 1997 (the "BBA") revised the manner in which Medicare reimburses long-term care facilities by entirely eliminating cost-based reimbursement. Commencing on July 1, 1998, Medicare Part A services (in-patient services) became reimbursed under a prospective payment system ("PPS") which includes payment for therapy services in an all-inclusive per diem payment based on the acuity level of the patient's illness. Medicare Part B services (outpatient and all other services not covered by Part A) became covered by a fee schedule with total charges subject to an annual cap effective January 1, 1999.

     As a consequence of these regulatory changes, net revenues for the Company's long-term care services segment decreased from $176.3 million in the quarter ended March 31, 1998, the last quarter prior to the regulatory changes discussed above, to $68.6 million in the quarter ended March 31, 1999, a 61% decline. The decrease in net revenues was primarily due to the implementation of the BBA (i) directly through lower reimbursement rates, and (ii) indirectly due to decreased Medicare patient census in facilities served as a result of the uncertainty of long-term care facilities with respect to the reimbursement economics of Medicare patients under the BBA. NovaCare's long-term care services segment incurred an EBITDA (earnings before interest, taxes, depreciation and amortization) loss (excluding provision for restructure) of $9.6 million for the quarter ended March 31, 1999, compared with positive EBITDA of $36.5 million for the same quarter of the prior year, a $46.1 million decrease (approximately $184 million annualized).

     In order to mitigate the effect of these trends in the long-term care services segment, effective March 30, 1999, the Company implemented a restructure plan involving a complete exit of selected markets with low customer and therapist concentration. These markets, generally in the western United States, were unprofitable (net revenues less cost of services, or gross profits, resulted in a loss of approximately $0.2 million in March 1999, or approximately $2 million annualized) and considered unlikely to return to a satisfactory level of profitability in the foreseeable future.

     In its remaining long-term care services markets, the Company continued to implement a revised operating model during the third quarter ended March 31, 1999 and into the fiscal 1999 fourth quarter, however, the EBITDA loss for the segment continued to be significant. Based on further analysis of the business segment's remaining operations, management determined that in order for the segment to become profitable by December 1999, the following business operating model and cost structure changes had to take place: (i) reduce selling, general and administrative expenses by approximately 50%, (ii) increase clinical productivity by approximately 20%, (iii) increase revenue per customer facility by approximately 15%,

(iv) increase new contract sales levels, and (v) decrease customer contract cancellations. Such dramatic changes were necessary due to the size of the EBITDA loss ($7.5 million for the quarter ended March 31, 1999, or approximately $30 million annualized). In management's opinion, the operating model and cost structure changes that the Company would need to make to the business were so extensive, that the remaining long-term care services segment business would not likely be profitable in the foreseeable future. The Board of Directors and management considered the relative economics of the only viable alternative available to the Company, selling or exiting the remaining long-term care services business, culminating with the Company's divestiture of its stock in its long-term care services subsidiary on June 1, 1999 for a nominal amount. In making this determination, management estimated the net cash flows of selling or exiting the businesses. In essence, management's analysis indicated that the costs of terminating the Company's contractual obligations to long-term care services customers, employees and vendors, in the complete market exit, would cost the Company approximately $12 million more than the terms of the divestiture transaction. This divestiture transaction is further described in the Company's Current Report on Form 8-K dated June 16, 1999, as amended by Forms 8-K/A dated June 29, 1999 and August 13, 1999.

CAPITAL STRUCTURE -- HIGHLY LEVERAGED BALANCE SHEET

     Due to the Company's lower EBITDA, caused by the impact of regulatory changes in the long-term care services segment, the Company's cash flow from operations is too low to satisfy its debt obligations. This situation characterizes a capital structure that is highly leveraged. NovaCare's total debt at March 31, 1999 was $596.0 million, of which $540.7 is due in less than one year. EBITDA (excluding provision for restructure) for the quarter ended March 31, 1999 was a loss of $2.3 million ($7.3 million positive EBITDA without the long-term care services segment). In comparison, (i) at June 30, 1998, prior to the phase-in of the BBA, the Company's total debt was $508.4 million ($32.1 million current portion) and EBITDA for the quarter ended June 30, 1998 was $46.2 million, (ii) at September 30, 1998, total debt was $576.8 million ($35.2 million current portion) and EBITDA for the quarter was $33.6 million, and (iii) at December 31, 1998, total debt was $581.4 million ($30.8 million current portion) and EBITDA for the quarter was $25.8 million, excluding a $17.8 million provision for restructure.

     This highly leveraged condition led the Board of Directors and management of the Company to undertake a strategic analysis of the Company's alternatives to satisfy the indebtedness. To assist the Board of Directors and management in assessing the Company's capital structure alternatives, the Company engaged Warburg Dillon Read LLC ("WDR") and Wasserstein Perella & Co., Inc. ("WP").

SALE OF ORTHOTICS AND PROSTHETICS BUSINESS

     To partially reduce the Company's debt leverage, on July 1, 1999, the Company sold its O&P business to Hanger Orthopedic Group, Inc. ("Hanger") for $445.0 million, including $407.7 million in cash and the assumption of seller notes of $37.3 million. Of the purchase price, $15 million has been placed in escrow in conjunction with a $94.0 million working capital guaranty to Hanger by the Company. The proceeds from the transaction were used to satisfy the entire balance of the Company's revolving credit facility, with approximately $37 million remaining after transaction related costs. These funds have been temporarily invested to satisfy working capital requirements and future maturities of other debt obligations. This transaction is further described in the Company's Current Report on Form 8-K dated July 14, 1999, as amended by Form 8-K/A dated August 13, 1999.

CAPITAL STRUCTURE ALTERNATIVES

     Subsequent to the sale of the O&P business, NovaCare remains highly leveraged with indebtedness of approximately $248 million consisting of (i) $175 million of convertible subordinated debentures (the "Debentures") maturing on January 15, 2000, (ii) $43 million comprising principally subordinated seller notes (the "Seller Notes") related to acquisitions and maturing at various dates through 2007 and (iii) a $30 million working capital guaranty in connection with the long-term care services business divestiture.

     The only remaining asset of the Company which would provide sufficient funds to satisfy the Debentures is the PROH business. The capital structure alternatives considered by the Company were either filing for reorganization under the Bankruptcy Code, obtaining medium-term (three to five year) financing secured by the PROH assets, selling PROH or selling NovaCare. Filing for bankruptcy protection was considered but rejected because, even if available, such an action would have negative implications for the realizable value of the Company's assets and a disruptive effect on the Company's employees, customers, stockholders and other constituencies. Obtaining secured financing was also rejected, because even if adequate secured financing could be obtained, the Company would be too highly leveraged (approximately four times EBITDA) for it to realize sustainable business growth. For example, PROH EBITDA for the latest quarter ended June 30, 1999 annualized (multiplied by four) was $38.5 million. Interest costs would be $18.5 million per year at an assumed 12% annual rate (a typical high-yield interest rate for businesses with a risk profile similar to that of PROH) on average debt of $154 million (four times EBITDA). Assuming a 40% effective tax rate (the combined federal and state income tax rate which would be applicable for PROH on a stand-alone basis), income taxes would be $2.9 million. Further assuming that latest quarter annualized depreciation of $12.8 million is reinvested in capital expenditures to cover the normal replacement of property and equipment, only $4.3 million ($38.5 million EBITDA less $12.8 million capital expenditures, $18.5 million interest and $2.9 million income taxes) would be available to invest in the working capital and acquisitions to sustain business growth.

     The Board of Directors and management believe that a sale of PROH, as opposed to a sale of NovaCare, will optimize the net proceeds to the Company because (i) the tax loss expected on the PROH sale (approximately $282 million and $183 million at the low and high ends, respectively, of the range of estimated values of PROH set forth below under "Proposal 3. Adoption of the Restructuring Proposal -- Liquidation Analysis and Estimates") would fully offset the tax due on the gain from the O&P sale and the NCES Sale, a tax advantage not available to the Company if NovaCare is sold, and (ii) the NovaCare sales price would reflect a risk adjusted discount for the potential and perceived risks to buyers with respect to contingent liabilities associated with the Company's exit from a portion of the long-term care services business and the sales of the remaining long-term care services business and O&P, a risk not borne by a buyer who only buys the PROH business.

     Assuming the PROH Sale is approved by the stockholders in order to satisfy the Company's debt obligations, the only remaining operating business of the Company would be its 67% owned subsidiary, NCES. The Board of Directors and management of the Company determined that the Company should sell NCES because
(i) favorable market conditions exist for the sale of professional employer organizations ("PEOs"), (ii) due to the sale of all the other operating businesses of the Company, NCES would be better served being strategically aligned with a business partner other than NovaCare, and (iii) at a 67% ownership level, the tax structure between the Company and NCES is inefficient, requiring the Company to attain 80% ownership or greater in NCES to avoid double taxation of NCES earnings. Although the double taxation issue has been relevant since NCES's initial public offering, prior to the sale of the other operating businesses of NovaCare, it had been outweighed by the benefits of the strategic alignment between NCES and the Company. With regard to strategic alignment, NovaCare founded NCES to leverage the Company's investments in human resource management, information systems, relationship selling, workers' compensation risk management, outsourcing, and management of a dispersed work force. Access to these capabilities in NovaCare's infrastructure on an incremental cost basis was a key premise behind NovaCare's founding of NCES. With the sale of the Company's other operating businesses and consequently the sale and dismantling of its infrastructure, NCES no longer benefits from its affiliation with the Company.

     Based on due consideration of these alternatives and to optimize stockholder value, the Board of Directors and management engaged WDR to approach a number of potential strategic and financial buyers for the Company's PROH business and WP to approach a number of potential strategic and financial buyers for the Company's 67% ownership interest in NCES.

                     PROPOSAL 1. APPROVAL OF THE PROH SALE

GENERAL

     The Company has engaged WDR to conduct a competitive bidding process among strategic and financial buyers of the stock of the Company's subsidiaries which comprise PROH. No affiliates of the Company or any officers or directors of the Company may participate in the bidding process. In July 1999, at the direction of the Company, WDR contacted 32 potential acquirers of PROH, consisting of both strategic buyers and financial buyers. Of the parties contacted, certain prospective buyers requested and received a confidential information memorandum. On July 30, 1999, letters were distributed to these potential buyers requesting that preliminary, non-binding indications of interest be submitted by early August 1999. The Company and WDR intend to evaluate any indications of interest based on, among other factors, the price offered, the ability of potential buyers to consummate a transaction and the material terms of acquisition agreements proposed by potential buyers.

     The Company currently anticipates that the minimum sale price for PROH will be $200 million, including approximately $43 million of debt assumed and the balance of the purchase price in cash. The proceeds of the sale would be utilized to satisfy the Company's remaining debt obligations and the costs of liquidating the Company and to pay stockholders as reflected in "Proposal 3. Adoption of the Restructuring Proposal -- Liquidation Analysis and Estimates" below.

     In determining the anticipated sale price range for the PROH business, the Board of Directors consulted with management of the Company. In making its determination, the Board of Directors reviewed and analyzed the historical financial results and future prospects of the PROH business, comparable valuations of businesses similar to those of PROH to the extent that comparable information was available from public and private transactions and other relevant and appropriate information. The Board of Directors and management determined that a transaction value (cash paid plus debt assumed) expressed as a multiple of the latest quarter annualized ("LQA") EBITDA results was, among other factors, an appropriate measure of comparability. The Board of Directors believed that LQA EBITDA was an appropriate measure of comparability for a transaction such as the PROH Sale, which involves a non-publicly traded subsidiary, since potential strategic and financial buyers traditionally use LQA EBITDA to determine the ability of an acquisition target to cover the capital costs associated with financing acquisitions. Of the eight publicly disclosed sales transactions involving comparable businesses sold since 1993 (the acquisitions by HealthSouth Corp. of Horizon/CMS Healthcare Corp., Professional Sports Care Management Inc., Advantage Health Corp., Caremark Orthopedic Services Inc., the NovaCare Rehabilitation Hospital Division, ReLife Inc. and the rehabilitation hospitals and outpatient centers of National Medical Enterprises Inc. and the acquisition by NovaCare of RehabClinics, Inc.), the lowest EBITDA multiple of LQA results was 6.3 times. The highest EBITDA multiple of LQA results was 11.7 times, with the average multiple being 9.8 times. At a minimum sales price of $200 million, the PROH transaction value would equate to an LQA EBITDA multiple of 5.2 times. Although this LQA EBITDA multiple is below the lowest LQA EBITDA multiple for the publicly disclosed comparable transactions, the Board of Directors believed it was appropriate to use this multiple as a minimum because the most recent publicly disclosed comparable transaction was approximately two and one-half years old and, given the Company's need to satisfy the Debentures by January 15, 2000, the Board of Directors considered it essential to give management the flexibility to consummate a sale of PROH in a timely manner. In connection with the execution of a definitive purchase agreement with a buyer of the PROH business, the Company will request an opinion from WDR as to the fairness, from a financial point of view, to the Company of the consideration to be received by the Company in the sale of the PROH business.

     WDR has been paid an aggregate of $2.5 million for its strategic analysis and in connection with the sales of the long-term care services business and the O&P business. If the proposed PROH Sale is consummated, WDR will be paid an aggregate of $1.5 million.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Company adjusted to reflect the dispositions of the long-term care services business ("LTC") and the O&P business and adjusted to give effect to the PROH Sale. Since each of the Proposals presented herein can be adopted or rejected individually, the Pro Forma Financial Information does not give effect to the NCES Sale as set forth in Proposal 2 or the Restructuring Proposal as set forth in Proposal 3. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1999.

     The Pro Forma Financial Information does not purport to present what the Company's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

     The Pro Forma Financial Information should be read in conjunction with the Company's Consolidated Financial Statements.

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          HISTORICAL
                                        RESULTS FOR THE
                                          NINE MONTHS      PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                             ENDED        ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     AS ADJUSTED
                                           MARCH 31,      FOR THE SALE    FOR THE SALE       AS       FOR THE SALE        FOR
                                             1999            OF LTC          OF O&P       ADJUSTED      OF PROH       PROPOSAL 1
                                        ---------------   ------------    ------------    ---------   ------------    -----------
Net revenues..........................    $1,398,830        $317,417(a)     $209,442(a)   $871,971      $254,128(c)    $617,843
Cost of services......................     1,183,863         257,824(a)      155,753(a)    770,286       179,704(c)     590,582
                                          ----------        --------        --------      --------      --------       --------
    Gross profit......................       214,967          59,593          53,689       101,685        74,424         27,261
Selling, general and administrative
  expenses............................       158,223          34,311(a)        8,915(a)    114,997        39,916(c)      75,081
Provision for uncollectible
  accounts............................        23,439           5,105(a)        4,177(a)     14,157        14,043(c)         114
Amortization of excess cost of net
  assets acquired.....................        18,789           1,730(a)        5,538(a)     11,521         8,840(c)       2,681
Provision for restructure.............       129,747          98,647(a)           --        31,100        31,100(c)          --
                                          ----------        --------        --------      --------      --------       --------
    (Loss) from operations............      (115,231)        (80,200)         35,059       (70,090)      (19,475)       (50,615)
Gain from issuance of subsidiary
  stock...............................         1,506              --              --         1,506            --          1,506
Investment income.....................           423              94(a)           --           329            35(c)         294
Interest expense......................       (28,373)             --          (2,209)(a)   (26,164)       (2,402)(c)    (23,762)
Minority interest.....................        (2,355)             --            (137)(a)    (2,218)          (82)(c)     (2,136)
                                          ----------        --------        --------      --------      --------       --------
    (Loss) from continuing operations
      before income taxes.............      (144,030)        (80,106)         32,713       (96,637)      (21,924)       (74,713)
Income taxes..........................       (19,163)         (6,756)(b)      14,812(b)    (27,219)       (1,612)(d)    (25,607)
                                          ----------        --------        --------      --------      --------       --------
    (Loss) from continuing
      operations......................    $ (124,867)       $(73,350)       $ 17,901      $(69,418)     $(20,312)      $(49,106)
                                          ==========        ========        ========      ========      ========       ========
  (Loss) from continuing operations
    per share:
    Basic.............................    $    (1.99)                                     $  (1.11)                    $   (.78)
                                          ==========                                      ========                     ========
    Assuming dilution.................    $    (1.99)                                     $  (1.11)                    $   (.78)
                                          ==========                                      ========                     ========
  Weighted average number of shares
    outstanding:
    Basic.............................        62,738                                        62,738                       62,738
                                          ==========                                      ========                     ========
    Assuming dilution.................        62,738                                        62,738                       62,738
                                          ==========                                      ========                     ========

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                       HISTORICAL
                                     RESULTS FOR THE     PRO FORMA       PRO FORMA                    PRO FORMA       PRO FORMA
                                       YEAR ENDED       ADJUSTMENTS     ADJUSTMENTS     PRO FORMA    ADJUSTMENTS     AS ADJUSTED
                                        JUNE 30,        FOR THE SALE    FOR THE SALE       AS        FOR THE SALE        FOR
                                          1998             OF LTC          OF O&P       ADJUSTED       OF PROH       PROPOSAL 1
                                     ---------------    ------------    ------------    ---------    ------------    -----------
Net revenues.......................    $1,671,925         $634,354(a)     $251,732(a)   $785,839       $283,550(c)    $502,289
Cost of services...................     1,317,266          459,848(a)      186,171(a)    671,247        193,859(c)     477,388
                                       ----------         --------        --------      --------       --------       --------
    Gross profit...................       354,659          174,506          65,561       114,592         89,691         24,901
Selling, general and administrative
  expenses.........................       199,293           55,291(a)       13,468(a)    130,534         39,525(c)      91,009
Provision for uncollectible
  accounts.........................        21,907            3,620(a)        4,840(a)     13,447         14,255(c)        (808)
Amortization of excess cost of net
  assets acquired..................        20,269            2,304(a)        6,437(a)     11,528          8,727(c)       2,801
Provision for restructure..........        23,500           23,500(a)           --            --             --             --
                                       ----------         --------        --------      --------       --------       --------
    (Loss) from operations.........        89,690           89,791          40,816       (40,917)        27,184        (68,101)
Gain from issuance of subsidiary
  stock............................        38,805               --              --        38,805             --         38,805
Investment income..................           830              236(a)           29(a)        565             13(c)         552
Interest expense...................       (28,285)              --          (2,961)(a)   (25,324)        (1,499)(c)    (23,825)
Minority interest..................        (1,494)              --            (135)(a)    (1,359)           (69)(c)     (1,290)
                                       ----------         --------        --------      --------       --------       --------
    (Loss) from continuing
      operations before income
      taxes........................        99,546           90,027          37,749       (28,230)        25,629        (53,859)
Income taxes.......................        41,631           30,309(b)       15,067(b)     (3,745)         9,477(d)     (13,222)
                                       ----------         --------        --------      --------       --------       --------
    (Loss) from continuing
      operations...................    $   57,915         $ 59,718        $ 22,682      $(24,485)      $ 16,152       $(40,637)
                                       ==========         ========        ========      ========       ========       ========
  (Loss) from continuing operations
    per share:
    Basic..........................    $      .94                                       $   (.40)                     $   (.66)
                                       ==========                                       ========                      ========
    Assuming dilution..............    $      .91                                       $   (.39)                     $   (.64)
                                       ==========                                       ========                      ========
  Weighted average number of shares
    outstanding:
    Basic..........................        61,742                                         61,742                        61,742
                                       ==========                                       ========                      ========
    Assuming dilution..............        63,584                                         63,584                        63,584
                                       ==========                                       ========                      ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) To eliminate results of operations of the Long-term Care Services and O&P businesses for the entire period. With respect to the Long-term Care Services business, the hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure was not transferred as part of the sale.

(b) To reflect the adjustment to income tax expense based on Long-term Care Services' and O&P's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's income tax expense.

(c) To eliminate results of operations of the PROH business for the entire period.

(d) To reflect the adjustment to income tax expense based on PROH's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's consolidated income tax expense.

                        NOVACARE, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           HISTORICAL    PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                             AS OF      ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     AS ADJUSTED
                                           MARCH 31,    FOR THE SALE    FOR THE SALE       AS       FOR THE SALE        FOR
                                              1999         OF LTC          OF O&P       ADJUSTED      OF PROH       PROPOSAL 1
                                           ----------   ------------    ------------    ---------   ------------    -----------
ASSETS
Current assets:
  Cash and cash equivalents..............  $   23,804     $     --       $  (1,150)(d)  $ 74,977     $  (3,022)(f)   $220,254
                                                                            52,323(e)                  148,299(g)
  Accounts receivable....................     301,369      (93,877)(b)     (66,086)(d)   141,406      (113,997)(f)     27,409
  Inventories............................      45,135           --         (45,135)(d)        --            --             --
  Income tax receivable..................      27,869          (60)(b)         (67)(d)    16,192        11,550(g)      27,742
                                                                           (11,550)(e)
  Deferred income taxes..................      14,580           --            (783)(d)    13,797          (487)(f)     13,310
  Other current assets...................      27,771       (4,121)(b)      (6,262)(d)    32,388       (10,112)(f)     32,276
                                                                            15,000(e)                   10,000(g)
  Net assets of discontinued
    operations...........................          --       82,944(c)           --        82,944            --         82,944
                                           ----------     --------       ---------      --------     ---------       --------
         Total current assets............     440,528      (15,114)        (63,710)      361,704        42,231        403,935
Property and equipment, net..............      64,541       (1,572)(b)     (13,869)(d)    49,100       (40,140)(f)      8,960
Excess cost of net assets acquired,
  net....................................     719,592           --        (258,033)(d)   461,559      (378,002)(f)     83,557
Investments in joint venture.............      15,203           --              --        15,203       (15,203)(f)         --
Other assets, net........................      49,965      (17,720)(b)      (1,752)(d)    27,568        (2,805)(f)     24,763
                                                                            (2,925)(e)
                                           ----------     --------       ---------      --------     ---------       --------
Total assets.............................  $1,289,829     $(34,406)      $(340,289)     $915,134     $(393,919)      $521,215
                                           ==========     ========       =========      ========     =========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of financing
    arrangements.........................  $  540,696     $ 30,000(a)    $ (13,164)(d)  $220,532     $ (14,929)(f)   $205,603
                                                                          (337,000)(e)
  Accounts payable and accrued
    expenses.............................     160,796      (28,653)(b)     (22,373)(d)   116,045       (33,150)(f)     87,495
                                                                             6,275(e)                    4,600(g)
                                           ----------     --------       ---------      --------     ---------       --------
         Total current liabilities.......     701,492        1,347        (366,262)      336,577       (43,479)       293,098
Financing arrangements, net of current
  portion................................      55,267           --         (27,513)(d)    27,754       (26,772)(f)        982
Deferred income taxes....................      41,684           --          (3,478)(d)    38,206        (9,913)(f)     28,293
Other....................................       6,200           --            (414)(d)     5,786        (1,521)(f)      4,265
                                           ----------     --------       ---------      --------     ---------       --------
         Total liabilities...............     804,643        1,347        (397,667)      408,323       (81,685)       326,638
                                           ----------     --------       ---------      --------     ---------       --------
Minority interest........................      27,501           --             (80)(d)    27,421          (114)(f)     27,307
Commitments and contingencies............          --           --              --            --            --             --
Shareholders' equity:
  Common stock...........................         684           --              --           684            --            684
  Additional paid-in capital.............     274,285           --              --       274,285            --        274,285
  Retained earnings......................     225,388      (30,000)(a)      57,458(e)    247,093      (312,120)(g)    (65,027)
                                                            (5,753)(b)
                                           ----------     --------       ---------      --------     ---------       --------
                                              500,357      (35,753)         57,458       522,062      (312,120)       209,942
    Less: common stock in treasury.......     (42,672)          --              --       (42,672)           --        (42,672)
                                           ----------     --------       ---------      --------     ---------       --------
         Total shareholders' equity......     457,685      (35,753)         57,458       479,390      (312,120)       167,270
                                           ----------     --------       ---------      --------     ---------       --------
                                           $1,289,829     $(34,406)      $(340,289)     $915,134     $(393,919)      $521,215
                                           ==========     ========       =========      ========     =========       ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) Adjustment to reflect the Company's liability and related loss as a result of the $30,000 working capital guarantee provided to the purchaser of the LTC business. This loss will be reported in discontinued operations in the Company's June 30, 1999 financial statements and all prior periods will be restated to reflect this presentation.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the sale of the LTC business (the "LTC Transaction") and the exit from Selected Long-term Care Services Markets (the "Selected Markets Exit"), the Company classified all of the accounts receivable, net of allowance, to which the Company was entitled, certain other assets retained by the Company and current liabilities assumed by the Company as a result of the LTC Transaction and accounts receivable, net of allowance, and liabilities attributable to the Selected Markets Exit as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the LTC Transaction have been eliminated and a loss of $5,753 recorded. The aggregate loss of $35,753, $30,000 from the working capital guarantee and $5,753 from the assets and liabilities transferred, will be reported as discontinued operations in the Company's fiscal year 1999 financial statements.

    The hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure, was not transferred as part of the LTC Transaction.

(c) Net Assets of Discontinued Operations consist of the following:

                                             SELECTED          LTC
                                           MARKETS EXIT    TRANSACTION     TOTAL
                                           ------------    -----------    --------
Accounts receivable, net of allowances...    $ 41,907       $ 51,970      $ 93,877
Other receivables, net of allowances.....      17,258            462        17,720
Accounts payable and accrued
  liabilities............................     (17,027)       (11,626)      (28,653)
                                             --------       --------      --------
  Net Assets of Discontinued
     Operations..........................    $ 42,138       $ 40,806      $ 82,944
                                             ========       ========      ========

(d) Adjustments to reflect the elimination of the O&P assets and liabilities that were transferred to the purchaser as a result of the sale of O&P (the "O&P Transaction").

(e) Adjustments reflect: (i) the estimated gain of $57,458, net of estimated taxes of $11,550 and estimated transaction costs of $9,200 and (ii) estimated net proceeds from the O&P Transaction of $404,323, of which $337,000 have been applied to the Company's outstanding line of credit, $15,000 are assumed to be held in escrow and $52,323 have been included in cash and cash equivalents.

    The gain on the sale of O&P will be recognized as income from continuing operations in the Company's fiscal year 2000 financial statements.

(f) Adjustments to reflect the elimination of the PROH assets and liabilities assumed to be transferred to a purchaser as a result of the PROH Sale.

(g) Adjustments reflect: (i) the estimated loss of $312,120, including estimated transaction costs of $4,600 and net of estimated tax benefits of $11,550, and (ii) net proceeds from the PROH Sale. Net proceeds of $148,299 were estimated as the $200,000 minimum purchase price for which shareholder approval is being sought, reduced by $41,701 of PROH financing arrangements to be transferred to a purchaser and $10,000 assumed to be held in escrow. These amounts are estimates and may not reflect the terms of a definitive agreement, if any. An increase to the estimated sale price would result in an approximate 99% increase in the gain recognized and net proceeds before an increase in escrowed funds, if any.

    The loss on the sale of PROH will be recognized as a loss from continuing operations in the Company's fiscal year 2000 financial statements.

ABSENCE OF APPRAISAL RIGHTS

     Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's capital stock in connection with the transactions contemplated by the PROH Sale, or to any similar rights under Delaware law.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has concluded that the PROH Sale is in the best interests of the Company and its stockholders. Accordingly, subject to the conditions that (i) the total sale price for PROH is a minimum of $200 million and (ii) the Company's Board of Directors shall have obtained an opinion from a financial advisor to the effect that, as of the date of such opinion, the consideration to be received by the Company in the sale of the PROH business is fair, from a financial point of view, to the Company, the Board of Directors unanimously approved the PROH Sale at a meeting held on August 5, 1999. In arriving at this conclusion, the Board considered a number of factors, including the alternatives to the PROH Sale and the future prospects of the Company.

     In addition to the conditions set forth above, prior to the execution of a definitive sale agreement with any potential buyer of PROH, the Board of Directors of the Company will be required to approve the terms of any such definitive sale agreement. Except as requested herein, no further stockholder vote will be solicited by the Company for the PROH Sale. Accordingly, stockholders will not have the opportunity to vote on the definitive sale agreement.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROH SALE.

     If either the PROH Sale is not approved by the stockholders or the conditions to the PROH Sale are not met, the Board of Directors will explore the alternatives then available for the future of the Company. Such alternatives include obtaining secured financing or, in the event the $200 million sale price condition is not met, seeking to obtain stockholder approval of a sale at a lower price. See "Background and Reasons for the Proposals -- Capital Structure Alternatives" for a discussion of the secured financing alternative.

                     PROPOSAL 2. APPROVAL OF THE NCES SALE

GENERAL

     The Company has engaged WP to conduct a competitive bidding process among potential strategic and financial buyers of the Company's stock interest in NCES. No affiliates of the Company or any officers or directors of the Company may participate in the bidding process. WP is currently engaged in discussions with a number of potential buyers and expects to receive final proposals from these potential buyers in early August 1999. The Company and WP intend to evaluate any offers received from potential buyers with respect to, among other factors, price per share offered for the common stock of NCES, the ability of potential buyers to consummate a transaction, and the material terms of acquisition agreements proposed by potential buyers. It is anticipated that the minimum sale price for the Company's interest in NCES will be $2.50 per share, or an aggregate of $48.5 million. The proceeds of the sale would be utilized to pay stockholders as reflected in "Proposal 3. Adoption of the Liquidation Proposal -- Liquidation Analysis and Estimates" below.

     The sale of NCES requires the approval of both the NCES and NovaCare stockholders. NCES intends to solicit stockholder approval of any proposed transaction in a separate proxy statement. NovaCare owns approximately 67% of the outstanding common stock of NCES. In the event that the stockholders of NovaCare vote in favor of "Proposal 2. Approval of the NCES Sale," NovaCare intends to vote all of its shares of NCES in favor of a sale of NCES. As the owner of 67% of the outstanding stock of NCES, NovaCare has the ability to approve such a sale under Delaware law.

     In determining the anticipated sale price range for the Company's interest in NCES, the Board of Directors consulted with management of the Company. In making its determination, the Board of Directors reviewed and analyzed the historical financial results and future prospects of the NCES business, comparable valuations of businesses similar to those of NCES to the extent that comparable information was available from public and private transactions and other relevant and appropriate information. Since NCES is a publicly traded company, the Board of Directors and management determined that, among other factors, an appropriate measure of comparability was a per share price to earnings ("PE") multiple because publicly traded companies are generally valued on a PE multiple basis. Due to the significant changes in NCES's earnings per share by virtue of the changes in NovaCare, NCES's largest customer in the fiscal year ended June 30, 1999, the projections for the fiscal year ending June 30, 2000 were considered to be the most relevant. Of the comparable next twelve-month ("NTM") multiples for the four publicly traded PEO's other than NCES (Administaff, Inc., Employee Solutions, Inc., Staff Leasing, Inc. and TEAM America Corporation), the lowest NTM PE multiple was 11.1 times, and the high and average were 24.8 and 18.0 times, respectively. Of the seven publicly disclosed sales transactions involving comparable businesses sold since 1996 (the acquisition by Automatic Data Processing, Inc. of The Vincam Group, Inc., the acquisition by Digital Solutions, Inc. of The Teamstaff Companies, Inc., the acquisition by American Express of Administaff, Inc., the acquisitions by The Vincam Group, Inc. of Staffing Network, Inc., Amstaff, Inc. and Staff Administrators, Inc. and the acquisition by Paychex, Inc. of National Business Solutions, Inc.), the lowest NTM PE multiple was 23.1 times. The highest NTM PE multiple was 35.0 times, with the average multiple being 29.0 times. At a minimum sales price of $2.50 per share, the NCES transaction value would equate to an NTM PE multiple of 24.5 times. The Board of Directors believed that a minimum NTM PE multiple of 24.5 times was appropriate because it was approximately mid-way between the low end of the sale transaction multiple and the high end of the trading transaction multiple. In connection with the execution of a definitive agreement with a buyer of the NCES business, the Company will request an opinion from WP as to the fairness, from a financial point of view, of the consideration to be received by the Company in the sale of the Company's interest in NCES.

     WP has been paid an aggregate of $1.8 million for its strategic analysis and in connection with the sales of the long-term care services business and the O&P business. If the proposed NCES Sale and PROH Sale are consummated, WP will be paid an aggregate of $1.0 million.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Company adjusted to reflect the dispositions of the LTC and the O&P businesses and adjusted to give effect to the NCES Sale. Since each of the Proposals presented herein can be adopted or rejected individually, the Pro Forma Financial Information does not give effect to the PROH Sale as set forth in Proposal 1 or the Restructuring Proposal as set forth in Proposal 3. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above disposition occurred as of the beginning of the respective periods presented and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the disposition occurred as of March 31, 1999.

     The Pro Forma Financial Information does not purport to present what the Company's results of operations or financial position would have been had the disposition occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

     The Pro Forma Financial Information should be read in conjunction with the Company's Consolidated Financial Statements.

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL
                                   RESULTS FOR THE                                                                     PRO FORMA
                                     NINE MONTHS        PRO FORMA         PRO FORMA                     PRO FORMA          AS
                                        ENDED          ADJUSTMENTS       ADJUSTMENTS     PRO FORMA     ADJUSTMENTS      ADJUSTED
                                      MARCH 31,       FOR THE SALE      FOR THE SALE        AS        FOR THE SALE        FOR
                                        1999             OF LTC            OF O&P        ADJUSTED        OF NCES       PROPOSAL 2
                                   ---------------   ---------------   ---------------   ---------   ---------------   ----------
Net revenues....................     $1,398,830         $317,417(a)       $209,442(a)    $871,971       $617,843(c)     $254,128
Cost of services................      1,183,863          257,824(a)        155,753(a)     770,286        590,582(c)      179,704
                                     ----------         --------          --------       --------       --------        --------
    Gross profit................        214,967           59,593            53,689        101,685         27,261          74,424
Selling, general and
  administrative expenses.......        158,223           34,311(a)          8,915(a)     114,997         27,718(c)       87,279
Provision for uncollectible
  accounts......................         23,439            5,105(a)          4,177(a)      14,157            114(c)       14,043
Amortization of excess cost of
  net assets acquired...........         18,789            1,730(a)          5,538(a)      11,521          2,681(c)        8,840
Provision for restructure.......        129,747           98,647(a)             --         31,100             --          31,100
                                     ----------         --------          --------       --------       --------        --------
    (Loss) from operations......       (115,231)         (80,200)           35,059        (70,090)        (3,252)        (66,838)
Gain from issuance of subsidiary
  stock.........................          1,506               --                --          1,506          1,506(c)           --
Investment income...............            423               94(a)             --            329             85(c)          244
Interest expense................        (28,373)              --            (2,209)(a)    (26,164)          (353)(c)     (25,811)
Minority interest...............         (2,355)              --              (137)(a)     (2,218)        (2,136)(c)         (82)
                                     ----------         --------          --------       --------       --------        --------
    (Loss) from continuing
      operations before income
      taxes.....................       (144,030)         (80,106)          (32,713)       (96,637)        (4,150)        (92,487)
Income taxes....................        (19,163)          (6,756)(b)        14,812(b)     (27,219)          (524)(d)     (26,695)
                                     ----------         --------          --------       --------       --------        --------
    (Loss) from continuing
      operations................     $ (124,867)        $(73,350)         $ 17,901       $(69,418)      $ (3,626)       $(65,792)
                                     ==========         ========          ========       ========       ========        ========
  (Loss) from continuing
    operations per share:
    Basic.......................     $    (1.99)                                         $  (1.11)                      $  (1.05)
                                     ==========                                          ========                       ========
    Assuming dilution...........     $    (1.99)                                         $  (1.11)                      $  (1.05)
                                     ==========                                          ========                       ========
  Weighted average number of
    shares outstanding:
    Basic.......................         62,738                                            62,738                         62,738
                                     ==========                                          ========                       ========
    Assuming dilution...........         62,738                                            62,738                         62,738
                                     ==========                                          ========                       ========

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          HISTORICAL
                                        RESULTS FOR THE    PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                          YEAR ENDED      ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     AS ADJUSTED
                                           JUNE 30,       FOR THE SALE    FOR THE SALE       AS       FOR THE SALE        FOR
                                             1998            OF LTC          OF O&P       ADJUSTED      OF NCES       PROPOSAL 2
                                        ---------------   ------------    ------------    ---------   ------------    -----------
Net revenues..........................    $1,671,925        $634,354(a)     $251,732(a)   $785,839      $502,289(c)    $283,550
Cost of services......................     1,317,266         459,848(a)      186,171(a)    671,247       477,388(c)     193,859
                                          ----------        --------        --------      --------      --------       --------
    Gross profit......................       354,659         174,506          65,561       114,592        24,901         89,691
Selling, general and administrative
  expenses............................       199,293          55,291(a)       13,468(a)    130,534        23,880(c)     106,654
Provision for uncollectible
  accounts............................        21,907           3,620(a)        4,840(a)     13,447           292(c)      13,155
Amortization of excess cost of net
  assets acquired.....................        20,269           2,304(a)        6,437(a)     11,528         2,801(c)       8,727
Provision for restructure.............        23,500          23,500(a)           --            --            --             --
                                          ----------        --------        --------      --------      --------       --------
    Income (loss) from operations.....        89,690          89,791          40,816       (40,917)       (2,072)       (38,845)
Gain from issuance of subsidiary
  stock...............................        38,805              --              --        38,805        38,805(c)          --
Investment income.....................           830             236(a)           29(a)        565           220(c)         345
Interest expense......................       (28,285)             --          (2,961)(a)   (25,324)         (308)(c)    (25,016)
Minority interest.....................        (1,494)             --            (135)(a)    (1,359)       (1,290)(c)        (69)
                                          ----------        --------        --------      --------      --------       --------
    Income (loss) from continuing
      operations before income
      taxes...........................        99,546          90,027          37,749       (28,230)       35,355        (63,585)
Income taxes..........................        41,631          30,309(b)       15,067(b)     (3,745)       14,126(d)     (17,871)
                                          ----------        --------        --------      --------      --------       --------
    Income (loss) from continuing
      operations......................    $   57,915        $ 59,718        $ 22,682      $(24,485)     $ 21,229       $(45,714)
                                          ==========        ========        ========      ========      ========       ========
    Income (loss) from continuing
      operations per share:
    Basic.............................    $      .94                                      $   (.40)                    $   (.74)
                                          ==========                                      ========                     ========
    Assuming dilution.................    $      .91                                      $   (.39)                    $   (.72)
                                          ==========                                      ========                     ========
  Weighted average number of shares
    outstanding:
    Basic.............................        61,742                                        61,742                       61,742
                                          ==========                                      ========                     ========
    Assuming dilution.................        63,584                                        63,584                       63,584
                                          ==========                                      ========                     ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) To eliminate results of operations of the Long-term Care Services and O&P businesses for the entire period. With respect to the Long-term Care Services business, the hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure was not transferred as part of the sale.

(b) To reflect the adjustment to income tax expense based on Long-term Care Services' and O&P's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's income tax expense.

(c) To eliminate results of operations of the NCES business for the entire period other than amounts associated with the provision of payroll and other employee services to the Company. There are no pro forma adjustments related to NCES associated with the provision of payroll and other employee services to the Company because these expenses are eliminated upon consolidation of the historical financial statements.

(d) To reflect the adjustment to income tax expense based on NCES's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's consolidated income tax expense.

                        NOVACARE, INC. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           HISTORICAL    PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                             AS OF      ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     AS ADJUSTED
                                           MARCH 31,    FOR THE SALE    FOR THE SALE       AS       FOR THE SALE        FOR
                                              1999         OF LTC          OF O&P       ADJUSTED      OF NCES       PROPOSAL 2
                                           ----------   ------------    ------------    ---------   ------------    -----------
ASSETS
Current assets:
  Cash and cash equivalents..............  $   23,804     $     --       $  (1,150)(d)  $ 74,977      $ (4,509)(f)   $118,968
                                                                            52,323(e)                   48,500(g)
  Accounts receivable....................     301,369      (93,877)(b)     (66,086)(d)   141,406       (27,409)(f)    113,997
  Inventories............................      45,135           --         (45,135)(d)        --            --             --
  Income tax receivable..................      27,869          (60)(b)         (67)(d)    16,192         2,678(f)       3,540
                                                                           (11,550)(e)                 (15,330)(g)
  Deferred income taxes..................      14,580           --            (783)(d)    13,797        (1,749)(f)     12,048
  Other current assets...................      27,771       (4,121)(b)      (6,262)(d)    32,388        (3,394)(f)     28,994
                                                                            15,000(e)
  Net assets of discontinued
    operations...........................          --       82,944(c)           --        82,944            --         82,944
                                           ----------     --------       ---------      --------      --------       --------
         Total current assets............     440,528      (15,114)        (63,710)      361,704        (1,213)       360,491
Property and equipment, net..............      64,541       (1,572)(b)     (13,869)(d)    49,100        (5,588)(f)     43,512
Excess cost of net assets acquired,
  net....................................     719,592           --        (258,033)(d)   461,559       (83,557)(f)    378,002
Investments in joint venture.............      15,203           --              --        15,203            --         15,203
Other assets, net........................      49,965      (17,720)(b)      (1,752)(d)    27,568          (734)(f)     26,834
                                                                            (2,925)(e)
                                           ----------     --------       ---------      --------      --------       --------
Total assets.............................  $1,289,829     $(34,406)      $(340,289)     $915,134      $(91,092)      $824,042
                                           ==========     ========       =========      ========      ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Current portion of financing
    arrangements.........................  $  540,696     $ 30,000(a)    $ (13,164)(d)  $220,532      $   (231)(f)   $220,301
                                                                          (337,000)(e)
  Accounts payable and accrued
    expenses.............................     160,796      (28,653)(b)     (22,373)(d)   116,045       (44,777)(f)     73,168
                                                                             6,275(e)                    1,900(g)
                                           ----------     --------       ---------      --------      --------       --------
         Total current liabilities.......     701,492        1,347        (366,262)      336,577       (43,108)       293,469
Financing arrangements, net of current
  portion................................      55,267           --         (27,513)(d)    27,754          (507)(f)     27,247
Deferred income taxes....................      41,684           --          (3,478)(d)    38,206       (16,443)(f)     21,763
Other....................................       6,200           --            (414)(d)     5,786        (4,244)(f)      1,542
                                           ----------     --------       ---------      --------      --------       --------
         Total liabilities...............     804,643        1,347        (397,667)      408,323       (64,302)       344,021
                                           ----------     --------       ---------      --------      --------       --------
Minority interest........................      27,501           --             (80)(d)    27,421       (27,307)(f)        114
Commitments and contingencies............          --           --              --            --            --             --
Shareholders' equity:
  Common stock...........................         684           --              --           684            --            684
  Additional paid-in capital.............     274,285           --              --       274,285            --        274,285
  Retained earnings......................     225,388      (30,000)(a)      57,458(e)    247,093           517(g)     247,610
                                                            (5,753)(b)
                                           ----------     --------       ---------      --------      --------       --------
                                              500,357      (35,753)         57,458       522,062           517        522,579
    Less: common stock in treasury.......     (42,672)          --              --       (42,672)           --        (42,672)
                                           ----------     --------       ---------      --------      --------       --------
         Total shareholders' equity......     457,685      (35,753)         57,458       479,390           517        479,907
                                           ----------     --------       ---------      --------      --------       --------
                                           $1,289,829     $(34,406)      $(340,289)     $915,134      $(91,092)      $824,042
                                           ==========     ========       =========      ========      ========       ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) Adjustment to reflect the Company's liability and related loss as a result of the $30,000 working capital guarantee provided to the purchaser of the LTC business. This loss will be reported in discontinued operations in the Company's June 30, 1999 financial statements and all prior periods will be restated to reflect this presentation.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the LTC Transaction and the Selected Markets Exit, the Company classified all of the accounts receivable, net of allowance, to which the Company was entitled, certain other assets retained by the Company and current liabilities assumed by the Company as a result of the LTC Transaction and accounts receivable, net of allowance, and liabilities attributable to the Selected Markets Exit as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the LTC Transaction have been eliminated and a loss of $5,753 recorded. The aggregate loss of $35,753, $30,000 from the working capital guarantee and $5,753 from the assets and liabilities transferred will be reported as discontinued operations in the Company's fiscal year 1999 financial statements.

    The hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure, was not transferred as part of the LTC Transaction.

(c) Net Assets of Discontinued Operations consist of the following:

                                             SELECTED          LTC
                                           MARKETS EXIT    TRANSACTION     TOTAL
                                           ------------    -----------    --------
Accounts receivable, net of allowances...    $ 41,907       $ 51,970      $ 93,877
Other receivables, net of allowances.....      17,258            462        17,720
Accounts payable and accrued
  liabilities............................     (17,027)       (11,626)      (28,653)
                                             --------       --------      --------
  Net Assets of Discontinued
     Operations..........................    $ 42,138       $ 40,806      $ 82,944
                                             ========       ========      ========

(d) Adjustments to reflect the elimination of the O&P assets and liabilities that were transferred to the purchaser as a result of the O&P Transaction.

(e) Adjustments reflect: (i) the estimated gain of $57,458, net of estimated taxes of $11,550 and estimated transaction costs of $9,200, and (ii) estimated net proceeds from the O&P Transaction of $404,323, of which $337,000 have been applied to the Company's outstanding line of credit, $15,000 are assumed to be held in escrow and $52,323 have been included in cash and cash equivalents.

    The gain on the sale of O&P will be recognized as income from continuing operations in the Company's fiscal year 2000 financial statements.

(f) Adjustments to reflect the elimination of the NCES assets and liabilities assumed to be transferred to a purchaser as a result of the NCES Sale.

(g) Adjustments reflect: (i) the estimated gain of $517, net of estimated taxes of $15,330 and transaction costs of $1,900, and (ii) proceeds from the NCES Sale. Net proceeds of $48,500 were based on an assumed sale price of $2.50 per share multiplied by the 19,400 NCES shares owned by the Company. These amounts are estimates and may not reflect the terms of a definitive purchase and sale agreement, if any. An increase to the estimated sales price would result in an approximate 99% increase in the gain recognized on net proceeds before an increase in escrowed funds, if any.

ABSENCE OF APPRAISAL RIGHTS

     Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's capital stock in connection with the transactions contemplated by the NCES Sale, or to any similar rights under Delaware law.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has concluded that the NCES Sale is in the best interests of the Company and its stockholders. Accordingly, subject to the conditions that (i) the sale price for the Company's interest in NCES is a minimum of $2.50 per share, or an aggregate of $48.5 million, and (ii) the Company's Board of Directors shall have obtained an opinion from a financial advisor to the effect that, as of the date of such opinion, the consideration to be received by the Company for the sale of its interest in NCES is fair, from a financial point of view, to the Company, the Board of Directors unanimously approved the NCES Sale at a meeting held on August 5, 1999. In arriving at this conclusion, the Board considered a number of factors, including the alternatives to the NCES Sale and the future prospects of the Company.

     In addition to the conditions set forth above, prior to the execution of a definitive sale agreement with any potential buyer of NCES, the Board of Directors of the Company will be required to approve the terms of any such definitive sale agreement. Except as requested herein, no further stockholder vote will be solicited by the Company for the NCES Sale. Accordingly, stockholders will not have the opportunity to vote on the definitive sale agreement.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NCES SALE.

     If the NCES Sale is not approved by the stockholders, the Board of Directors will explore the alternatives then available for the future of the Company.

               PROPOSAL 3. ADOPTION OF THE RESTRUCTURING PROPOSAL

GENERAL

     The Board of Directors has adopted a Restructuring Proposal, which would include the sale and possible distribution of any remaining assets of the Company after consummation of the PROH Sale and the NCES Sale and adoption of a Plan of Restructuring of the Company (the "Plan"). The Company's interest in PROH and NCES represents substantially all of the assets (other than cash or cash equivalents) of the Company. After the sales of PROH and NCES, the Company will endeavor to sell or convert into cash any remaining assets of the Company. In the event that the Company is unable for any reason to effect the NCES Sale, the Company may either distribute the shares of NCES stock owned by it to NovaCare stockholders pro rata as a dividend or pay existing indebtedness of the Company with shares of NCES stock (provided such stock is valued at not less than $2.50 per share).

     As described below, if the Restructuring Proposal is approved, the Company intends to seek to reinvest the net proceeds to the Company from the PROH Sale and the NCES Sale, after the payment of liabilities, in a new business or businesses. Approval of the Restructuring Proposal does not constitute approval of the reinvestment in any new business or businesses and such reinvestment would be subject to further vote and approval of the stockholders of the Company. If the Company is unable, or chooses not, to reinvest any proceeds in a new business or businesses, the Company will liquidate. Approval of the Restructuring Proposal constitutes approval of such liquidation.

     Under the terms of the Plan and pursuant to Delaware law, the Board of Directors may amend or abandon the Plan prior to the dissolution of the Company without stockholder approval. Furthermore, under the Plan, NovaCare will not liquidate prior to December 31, 2000 (the "Liquidation Date"), unless the Board of Directors determines to liquidate on an earlier date. The Board of Directors does not currently intend to distribute the proceeds of the sales of PROH and NCES to the Company's stockholders, if at all, until after the Liquidation Date. The uses of the proceeds from the sales of PROH and NCES, if consummated, that may be considered by the Board include the development, acquisition and/or investment in or merger with new or existing businesses, distributions to the Company's stockholders, repurchases of the Company's securities and general business purposes. Such activities could include the acquisition of an entire company or companies, or divisions thereof, either through a merger or a purchase of assets, as well as an investment in the securities of a company or companies or, alternatively, a combination with another business in which the Company would not be the surviving corporation. The Company has not entered into any substantive negotiations concerning such acquisitions or investments. Consummation of any investments or business combinations will be subject to vote and approval by the stockholders. If any investments or business combinations are approved by the stockholders of the Company, the Plan will be terminated.

     The Restructuring Proposal may eventually result in the complete liquidation of all of the Company's assets. If the Restructuring Proposal is approved, and if, prior to the Liquidation Date, no suitable investment or business combination is identified, the Board of Directors will cause the Company to file a certificate of dissolution with the Secretary of State of the State of Delaware, wind up the Company's affairs, attempt to convert all Company assets into cash or cash equivalents, pay or attempt to adequately provide for the payment of all of the Company's known obligations and liabilities and distribute pro rata in one or more liquidating distributions to or for the benefit of the Company's stockholders, as of the applicable record date(s), all of the Company's assets. If the Company is dissolved, pursuant to Delaware law, the Company will continue to exist for three years (or such longer period of time as the Court of Chancery of the State of Delaware shall direct) for the purpose of prosecuting and defending suits against it or enabling the Company gradually to close its business, to dispose of property, to discharge its liabilities and to distribute the remaining assets to the stockholders of the Company.

     If assets of the Company remain undistributed to its stockholders by December 31, 2001 (the "Final Distribution Date"), those assets would be transferred to a liquidating trust (the "Liquidating Trust") for the pro rata benefit of the stockholders of the Company of record on the Final Distribution Date. Approval of the Restructuring Proposal will constitute stockholder approval of the Plan and of the possible appointment by the

Board of Directors of one or more trustees of the Liquidating Trust (the "Liquidating Trustees") and the execution of a liquidating trust agreement with the Liquidating Trustees on such terms and conditions as the Board of Directors shall determine in its absolute discretion. In addition, approval of the Restructuring Proposal will constitute stockholder approval of any and all sales of assets of the Company approved by the Board of Directors or, if applicable, the Liquidating Trustees.

     The Restructuring Proposal, including the Plan, was approved by the Board of Directors, subject to stockholder approval, on August 5, 1999. A copy of the Plan is attached as Appendix A to this Proxy Statement. The material features of the Restructuring Proposal, including the Plan, are summarized under "Principal Provisions of the Plan" below. This summary does not claim to be complete and is subject in all respects to the provisions of the Plan. Stockholders are urged to read the Plan in its entirety.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 1999 and the fiscal year ended June 30, 1998 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 are based on the historical consolidated financial statements of the Company adjusted to reflect the disposition of the LTC and the O&P businesses and adjusted to give effect to the PROH Sale and the NCES Sale. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the above dispositions occurred as of the beginning of the respective periods presented and the Pro Forma Consolidated Balance Sheet has been prepared assuming that the dispositions occurred as of March 31, 1999.

     The Pro Forma Financial Information does not purport to present what the Company's results of operations or financial position would have been had the dispositions occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Company's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

     The Pro Forma Financial Information should be read in conjunction with the Company's Consolidated Financial Statements.

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL
                                   RESULTS FOR THE
                                     NINE MONTHS      PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                        ENDED        ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     ADJUSTMENTS
                                      MARCH 31,      FOR THE SALE    FOR THE SALE       AS       FOR THE SALE    FOR THE SALE
                                        1999            OF LTC          OF O&P       ADJUSTED      OF PROH         OF NCES
                                   ---------------   ------------    ------------    ---------   ------------    ------------
Net revenues.....................    $1,398,830        $317,417(a)     $209,442(a)   $871,971      $254,128(c)     $617,843(c)
Cost of services.................     1,183,863         257,824(a)      155,753(a)    770,286       179,704(c)      590,582(c)
                                     ----------        --------        --------      --------      --------        --------
    Gross profit.................       214,967          59,593          53,689       101,685        74,424          27,261
Selling, general and
  administrative expenses........       158,223          34,311(a)        8,915(a)    114,997        39,916(c)       27,718(c)
Provision for uncollectible
  accounts.......................        23,439           5,105(a)        4,177(a)     14,157        14,043(c)          114(c)
Amortization of excess cost of
  net assets acquired............        18,789           1,730(a)        5,538(a)     11,521         8,840(c)        2,681(c)
Provision for restructure........       129,747          98,647(a)           --        31,100        31,100(c)           --
                                     ----------        --------        --------      --------      --------        --------
    (Loss) from operations.......      (115,231)        (80,200)         35,059       (70,090)      (19,475)         (3,252)
Gain from issuance of subsidiary
  stock..........................         1,506              --              --         1,506            --           1,506(c)
Investment income................           423              94(a)           --           329            35(c)           85(c)
Interest expense.................       (28,373)             --          (2,209)(a)   (26,164)       (2,402)(c)        (353)(c)
Minority interest................        (2,355)             --            (137)(a)    (2,218)          (82)(c)      (2,136)(c)
                                     ----------        --------        --------      --------      --------        --------
    (Loss) from continuing
      operations before income
      taxes......................      (144,030)        (80,106)         32,713       (96,637)      (21,924)         (4,150)
Income taxes.....................       (19,163)         (6,756)(b)      14,812(b)    (27,219)       (1,612)(d)        (524)(d)
                                     ----------        --------        --------      --------      --------        --------
    (Loss) from continuing
      operations.................    $ (124,867)       $(73,350)       $ 17,901      $(69,418)     $(20,312)       $ (3,626)
                                     ==========        ========        ========      ========      ========        ========
  (Loss) from continuing
    operations per share:
    Basic........................    $    (1.99)                                     $  (1.11)
                                     ==========                                      ========
    Assuming dilution............    $    (1.99)                                     $  (1.11)
                                     ==========                                      ========
  Weighted average number of
    shares outstanding:
    Basic........................        62,738                                        62,738
                                     ==========                                      ========
    Assuming dilution............        62,738                                        62,738
                                     ==========                                      ========


                                    PRO FORMA
                                   AS ADJUSTED
                                       FOR
                                   PROPOSAL 3
                                   -----------
Net revenues.....................   $     --
Cost of services.................         --
                                    --------
    Gross profit.................         --
Selling, general and
  administrative expenses........     47,363
Provision for uncollectible
  accounts.......................         --
Amortization of excess cost of
  net assets acquired............         --
Provision for restructure........         --
                                    --------
    (Loss) from operations.......    (47,363)
Gain from issuance of subsidiary
  stock..........................         --
Investment income................        209
Interest expense.................    (23,409)
Minority interest................         --
                                    --------
    (Loss) from continuing
      operations before income
      taxes......................    (70,563)
Income taxes.....................    (25,083)
                                    --------
    (Loss) from continuing
      operations.................   $(45,480)
                                    ========
  (Loss) from continuing
    operations per share:
    Basic........................   $   (.72)
                                    ========
    Assuming dilution............   $   (.72)
                                    ========
  Weighted average number of
    shares outstanding:
    Basic........................     62,738
                                    ========
    Assuming dilution............     62,738
                                    ========

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                     HISTORICAL
                                   RESULTS FOR THE    PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                     YEAR ENDED      ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     ADJUSTMENTS
                                      JUNE 30,       FOR THE SALE    FOR THE SALE       AS       FOR THE SALE    FOR THE SALE
                                        1998            OF LTC          OF O&P       ADJUSTED      OF PROH         OF NCES
                                   ---------------   ------------    ------------    ---------   ------------    ------------
Net revenues.....................    $1,671,925        $634,354(a)     $251,732(a)   $785,839      $283,550(c)     $502,289(c)
Cost of services.................     1,317,266         459,848(a)      186,171(a)    671,247       193,859(c)      477,388(c)
                                     ----------        --------        --------      --------      --------        --------
    Gross profit.................       354,659         174,506          65,561       114,592        89,691          24,901
Selling, general and
  administrative expenses........       199,293          55,291(a)       13,468(a)    130,534        39,525(c)       23,880(c)
Provision for uncollectible
  accounts.......................        21,907           3,620(a)        4,840(a)     13,447        14,255(c)          292(c)
Amortization of excess cost of
  net assets acquired............        20,269           2,304(a)        6,437(a)     11,528         8,727(c)        2,801(c)
Provision for restructure........        23,500          23,500(a)           --            --            --              --
                                     ----------        --------        --------      --------      --------        --------
    Income (loss) from
      operations.................        89,690          89,791          40,816       (40,917)       27,184          (2,072)
Gain from issuance of subsidiary
  stock..........................        38,805              --              --        38,805            --          38,805(c)
Investment income................           830             236(a)           29(a)        565            13(c)          220(c)
Interest expense.................       (28,285)             --          (2,961)(a)   (25,324)       (1,499)(c)        (308)(c)
Minority interest................        (1,494)             --            (135)(a)    (1,359)          (69)(c)      (1,290)(c)
                                     ----------        --------        --------      --------      --------        --------
    Income (loss) from continuing
      operations before income
      taxes......................        99,546          90,027          37,749       (28,230)       25,629          35,355
Income taxes.....................        41,631          30,309(b)       15,067(b)     (3,745)        9,477(d)       14,126(d)
                                     ----------        --------        --------      --------      --------        --------
    Income (loss) from continuing
      operations.................    $   57,915        $ 59,718        $ 22,682      $(24,485)     $ 16,152        $ 21,229
                                     ==========        ========        ========      ========      ========        ========
  Income (loss) from continuing
    operations per share:
    Basic........................    $      .94                                      $   (.40)
                                     ==========                                      ========
    Assuming dilution............    $      .91                                      $   (.39)
                                     ==========                                      ========
  Weighted average number of
    shares outstanding:
    Basic........................        61,742                                        61,742
                                     ==========                                      ========
    Assuming dilution............        63,584                                        63,584
                                     ==========                                      ========


                                    PRO FORMA
                                   AS ADJUSTED
                                       FOR
                                   PROPOSAL 3
                                   -----------
Net revenues.....................   $     --
Cost of services.................         --
                                    --------
    Gross profit.................         --
Selling, general and
  administrative expenses........     67,129
Provision for uncollectible
  accounts.......................     (1,100)
Amortization of excess cost of
  net assets acquired............         --
Provision for restructure........         --
                                    --------
    Income (loss) from
      operations.................    (66,029)
Gain from issuance of subsidiary
  stock..........................         --
Investment income................        332
Interest expense.................    (23,517)
Minority interest................         --
                                    --------
    Income (loss) from continuing
      operations before income
      taxes......................    (89,214)
Income taxes.....................    (27,348)
                                    --------
    Income (loss) from continuing
      operations.................   $(61,866)
                                    ========
  Income (loss) from continuing
    operations per share:
    Basic........................   $  (1.00)
                                    ========
    Assuming dilution............   $   (.97)
                                    ========
  Weighted average number of
    shares outstanding:
    Basic........................     61,742
                                    ========
    Assuming dilution............     63,584
                                    ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) To eliminate results of operations of the Long-term Care Services and O&P businesses for the entire period. With respect to the Long-term Care Services business, the hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure was not transferred as part of the sale.

(b) To reflect the adjustment to income tax expense based on Long-term Care Services' and O&P's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's income tax expense.

(c) To eliminate results of operations of the PROH business for the entire period and the NCES business for the entire period, other than amounts associated with the provision of payroll and other employee services to the Company. There are no pro forma adjustments related to NCES associated with the provision of payroll and other employee services to the Company because these expenses are eliminated upon consolidation of the historical financial statements.

(d) To reflect the adjustment to income tax expense based on pro forma income before income taxes based on PROH's and NCES's ratio of income before income taxes plus permanent differences to the Company's consolidated income before income taxes plus permanent differences multiplied by the Company's consolidated income tax expense.

                        NOVACARE, INC. AND SUBSIDIARIES

                         UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                      HISTORICAL    PRO FORMA       PRO FORMA                   PRO FORMA       PRO FORMA
                                        AS OF      ADJUSTMENTS     ADJUSTMENTS     PRO FORMA   ADJUSTMENTS     ADJUSTMENTS
                                      MARCH 31,    FOR THE SALE    FOR THE SALE       AS       FOR THE SALE    FOR THE SALE
                                         1999         OF LTC          OF O&P       ADJUSTED      OF PROH         OF NCES
                                      ----------   ------------    ------------    ---------   ------------    ------------
ASSETS
Current assets:
 Cash and cash equivalents..........  $   23,804     $     --       $  (1,150)(d)  $ 74,977     $  (3,022)(f)    $ (4,509)(f)
                                                                       52,323(e)                  148,299(g)       48,500(h)
 Accounts receivable................     301,369      (93,877)(b)     (66,086)(d)   141,406      (113,997)(f)     (27,409)(f)
 Inventories........................      45,135           --         (45,135)(d)        --            --              --
 Income tax receivable..............      27,869          (60)(b)         (67)(d)    16,192        11,550(g)        2,678(f)
                                                                      (11,550)(e)                                 (15,330)(h)
 Deferred income taxes..............      14,580           --            (783)(d)    13,797          (487)(f)      (1,749)(f)
 Other current assets...............      27,771       (4,121)(b)      (6,262)(d)    32,388       (10,112)(f)      (3,394)(f)
                                                                       15,000(e)                   10,000(g)
 Net assets of discontinued
   operations.......................          --       82,944(c)           --        82,944            --              --
                                      ----------     --------       ---------      --------     ---------        --------
       Total current assets.........     440,528      (15,114)        (63,710)      361,704        42,231          (1,213)
Property and equipment, net.........      64,541       (1,572)(b)     (13,869)(d)    49,100       (40,140)(f)      (5,588)(f)
Excess cost of net assets acquired,
 net................................     719,592           --        (258,033)(d)   461,559      (378,002)(f)     (83,557)(f)
Investments in joint ventures.......      15,203           --              --        15,203       (15,203)(f)          --
Other assets, net...................      49,965      (17,720)(b)      (1,752)(d)    27,568        (2,805)(f)        (734)(f)
                                                                       (2,925)(e)
                                      ----------     --------       ---------      --------     ---------        --------
Total assets........................  $1,289,829     $(34,406)      $(340,289)     $915,134     $(393,919)       $(91,092)
                                      ==========     ========       =========      ========     =========        ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of financing
   arrangements.....................  $  540,696     $ 30,000(a)    $ (13,164)(d)  $220,532     $ (14,929)(f)    $   (231)(f)
                                                                     (337,000)(e)
 Accounts payable and accrued
   expenses.........................     160,796      (28,653)(b)     (22,373)(d)   116,045       (33,150)(f)     (44,777)(f)
                                                                        6,275(e)                    4,600(g)        1,900(h)
                                      ----------     --------       ---------      --------     ---------        --------
       Total current liabilities....     701,492        1,347        (366,262)      336,577       (43,479)        (43,108)
Financing arrangements, net of
 current portion....................      55,267           --         (27,513)(d)    27,754       (26,772)(f)        (507)(f)
Deferred income taxes...............      41,684           --          (3,478)(d)    38,206        (9,913)(f)     (16,443)(f)
Other...............................       6,200           --            (414)(d)     5,786        (1,521)(f)      (4,244)(f)
                                      ----------     --------       ---------      --------     ---------        --------
       Total liabilities............     804,643        1,347        (397,667)      408,323       (81,685)        (64,302)
                                      ----------     --------       ---------      --------     ---------        --------
Minority interest...................      27,501           --             (80)(d)    27,421          (114)(f)     (27,307)(f)
Commitments and contingencies.......          --           --              --            --            --              --
Shareholders' equity:
 Common stock.......................         684           --              --           684            --              --
 Additional paid-in capital.........     274,285           --              --       274,285            --              --
 Retained earnings..................     225,388      (30,000)(a)      57,458(e)    247,093      (312,120)(g)         517(h)
                                                       (5,753)(b)
                                      ----------     --------       ---------      --------     ---------        --------
                                         500,357      (35,753)         57,458       522,062      (312,120)            517
   Less: common stock in treasury...     (42,672)          --              --       (42,672)           --              --
                                      ----------     --------       ---------      --------     ---------        --------
       Total shareholders' equity...     457,685      (35,753)         57,458       479,390      (312,120)            517
                                      ----------     --------       ---------      --------     ---------        --------
                                      $1,289,829     $(34,406)      $(340,289)     $915,134     $(393,919)       $(91,092)
                                      ==========     ========       =========      ========     =========        ========

                                                   PRO FORMA
                                                  AS ADJUSTED
                                                      FOR
                                       OTHER      PROPOSAL 3
                                      --------    -----------
ASSETS
Current assets:
 Cash and cash equivalents..........  $     --     $264,245
 Accounts receivable................        --           --
 Inventories........................        --           --
 Income tax receivable..............    (1,595)(j)    28,825
                                        15,330(l)
 Deferred income taxes..............   (11,561)(i)        --
 Other current assets...............        --       28,882
 Net assets of discontinued
   operations.......................        --       82,944
                                      --------     --------
       Total current assets.........     2,174      404,896
Property and equipment, net.........                  3,372
Excess cost of net assets acquired,
 net................................        --           --
Investments in joint ventures.......        --           --
Other assets, net...................    (2,683)(i)    17,600
                                        (3,746)(j)
                                      --------     --------
Total assets........................  $ (4,255)    $425,868
                                      ========     ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Current portion of financing
   arrangements.....................  $     --     $205,372
 Accounts payable and accrued
   expenses.........................    23,092(k)    67,710
                                      --------     --------
       Total current liabilities....    23,092      273,082
Financing arrangements, net of
 current portion....................        --          475
Deferred income taxes...............   (11,850)(i)        --
Other...............................        --           21
                                      --------     --------
       Total liabilities............    11,242      273,578
                                      --------     --------
Minority interest...................        --           --
Commitments and contingencies.......        --           --
Shareholders' equity:
 Common stock.......................        --          684
 Additional paid-in capital.........        --      274,285
 Retained earnings..................    (2,394)(i)   (80,007)
                                        (5,341)(j)
                                       (23,092)(k)
                                        15,330(l)
                                      --------     --------
                                       (15,497)     194,962
   Less: common stock in treasury...        --      (42,672)
                                      --------     --------
       Total shareholders' equity...   (15,497)     152,290
                                      --------     --------
                                      $ (4,255)    $425,868
                                      ========     ========

                        NOVACARE, INC. AND SUBSIDIARIES

                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

(a) Adjustment to reflect the Company's liability and related loss as a result of the $30,000 working capital guarantee provided to the purchaser of the LTC business. This loss will be reported in discontinued operations in the Company's June 30, 1999 financial statements and all prior periods will be restated to reflect this presentation.

(b) Adjustments to reflect the elimination of the Long-term Care Services assets and liabilities classified as Net Assets of Discontinued Operations. As a result of the LTC Transaction and the Selected Markets Exit, the Company classified all of the accounts receivable, net of allowance, to which the Company was entitled, certain other assets retained by the Company and current liabilities assumed by the Company as a result of the LTC Transaction and accounts receivable, net of allowance, and liabilities attributable to the Selected Markets Exit as Net Assets of Discontinued Operations. Assets and liabilities transferred as a result of the LTC Transaction have been eliminated and a loss of $5,753 recorded. The aggregate loss of $35,753, $30,000 from the working capital guarantee and $5,753 from the assets and liabilities transferred will be reported as discontinued operations in the Company's fiscal year 1999 financial statements.

    The hospital contracting business, which is immaterial, previously classified in the Company's Long-term Care Services segment disclosure, was not transferred as part of the LTC Transaction.

(c) Net Assets of Discontinued Operations consist of the following:

                                             SELECTED          LTC
                                           MARKETS EXIT    TRANSACTION     TOTAL
                                           ------------    -----------    --------
Accounts receivable, net of allowances...    $ 41,907       $ 51,970      $ 93,877
Other receivables, net of allowances.....      17,258            462        17,720
Accounts payable and accrued
  liabilities............................     (17,027)       (11,626)      (28,653)
                                             --------       --------      --------
  Net Assets of Discontinued
     Operations..........................    $ 42,138       $ 40,806      $ 82,944
                                             ========       ========      ========

(d) Adjustments to reflect the elimination of the O&P assets and liabilities that were transferred to the purchaser as a result of the O&P Transaction.

(e) Adjustments to reflect: (i) the estimated gain of $57,458, net of estimated taxes of $11,550 and estimated transaction costs of $9,200, and (ii) estimated net proceeds from the O&P Transaction of $404,323, of which $337,000 have been applied to the Company's outstanding line of credit, $15,000 are assumed to be held in escrow and $52,323 have been included in cash and cash equivalents.

    The gain on the sale of O&P will be recognized as income from continuing operations in the Company's fiscal year 2000 financial statements.

(f) Adjustments to reflect the elimination of the PROH and NCES assets and liabilities assumed to be transferred to a purchaser as a result of the PROH and NCES Sales.

(g) Adjustments reflect: (i) the estimated loss of $312,120, including estimated transaction costs of $4,600 and net of estimated tax benefits of $11,550, and (ii) net proceeds from the PROH Sale. Net proceeds of $148,299 were estimated as the $200,000 minimum purchase price for which shareholder approval is being sought, reduced by $41,701 of PROH financing arrangements to be transferred to a purchaser and $10,000 assumed to be held in escrow.

    The loss on the sale of PROH will be recognized as loss from continuing operations in the Company's fiscal year 2000 financial statements.

(h) Adjustments reflect: (i) the gain of $517, net of estimated taxes of $15,330 and transaction costs of $1,900, and (ii) proceeds from the NCES Sale. Proceeds of $48,500 were based on an assumed sale price of $2.50 per share multiplied by the 19,400 NCES shares owned by the Company. These amounts are estimates and may not reflect the terms of a definitive purchase and sale agreement, if any. An increase to the estimated sales price would result in an approximate 99% increase in the gain recognized on net proceeds before an increase in escrowed funds, if any.

(i) To eliminate deferred income taxes which relate to assets and liabilities written off or disposed of in the preceding transactions.

(j) To write off certain assets, consisting principally of investments in low income housing partnerships sold in the fourth quarter of fiscal 1999 of $1,300 and deferred financing fees of $1,500. The effect of this pro forma adjustment is recognized in the Pro Forma Condensed Consolidated Balance Sheet only; there is no effect recognized in the Pro Forma Condensed Consolidated Statement of Operations.

(k) To recognize principally severance and other employee contractual costs for 74 employees of $13,500, lease cost of $4,800 and long-term information service agreement buyouts of $4,400. The effect of this pro forma adjustment is recognized in the Pro Forma Condensed Consolidated Balance Sheet only; there is no effect recognized in the Pro Forma Condensed Consolidated Statement of Operations.

(l) To reverse income taxes provided on the sale of NCES resulting from the application of the loss on the sale of PROH for income tax purposes.

LIQUIDATION ANALYSIS AND ESTIMATES

     Management has estimated the following potential realizable values or range of values for its assets, estimated liabilities and estimated cost of liquidation after the Company sells PROH and NCES, assuming those businesses are sold by September 30, 1999. The net proceeds from the sales of businesses were estimated based on completed transactions with regard to long-term care services and O&P and proposed transactions for PROH and NCES as described in Proposal 1 and Proposal 2, respectively, in this Proxy Statement. The basis for the minimum or low end of the estimated realizable values from the sales of PROH and NCES is discussed in Proposal 1 and Proposal 2, respectively. The maximum or high end of the range of realizable values for the sales of PROH and NCES was determined on the same basis, but utilizing the higher end of the range of comparable factors (LQA EBITDA for PROH and PE NTM multiple for NCES). All business dispositions have been or are assumed to be divestitures of the Company's ownership in the stock of those businesses. Therefore, all assets and liabilities of those subsidiaries are realized through the net proceeds from these sales, except for the long-term care services sale, pursuant to which, upon satisfying a $30 million working capital guarantee, any accounts receivable of the subsidiary sold which relate to periods prior to the date of the sale (June 1, 1999) are transferred back to NovaCare. This transaction is further described in the Company's Current Report on Form 8-K dated June 16, 1999, as amended by Forms 8-K/A dated June 29, 1999 and August 13, 1999. The remaining assets and liabilities reflected in the table below are those assets and liabilities of NovaCare, the parent company, and have been estimated to be fully realizable, net of valuation allowances, as reflected in the Company's balance sheet as of March 31, 1999. The following table also gives effect to other transactions expected to occur as follows: (i) net proceeds from the exercise of stock options were computed based on the assumption that all outstanding options to purchase stock of the Company at or less than $3.94 per share (the high end of the range of estimated net proceeds available for distribution per outstanding common share, giving effect to such stock option exercises) were exercised, (ii) other current assets include the escrows from the disposition of O&P and the proposed disposition of PROH after March 31, 1999, and (iii) estimated liabilities for severance and contractual costs, principally facility exit costs, which result from the business dispositions and liquidation of the Company.

     The estimated operating losses from March 31, 1999 to September 30, 1999, the date assumed as the beginning of the liquidation period, have been estimated based on the Company's internal estimates for the quarter ended June 30, 1999 and its routine annual operating plan and budget process for the quarter ending September 30, 1999. The estimated operating costs during liquidation were also estimated based on the Company's internal routine annual operating plan and budget process for the period October 1, 1999 through December 31, 2000, the Liquidation Date.

     Except for historical transactions, there can be no assurance, however, that the Company will be able to dispose of any of the assets below for or within the indicated values or ranges (or at all).

                                                                     ($ IN MILLIONS, EXCEPT
                                                                       PER SHARE AMOUNTS)
                                                                     ----------------------
  (i)  ESTIMATED REALIZABLE VALUES OF ASSETS OF THE COMPANY
                                                                        $          23.8
       Cash and cash equivalents at March 31, 1999.................
                                                                                  380.1
       Net proceeds from sale of O&P, excluding escrow.............
                                                                            46.6 - 75.6
       Net proceeds from sale of NCES..............................
                                                                          143.7 - 243.4
       Net proceeds from sale of PROH, excluding escrow............
                                                                                   52.9
       Long-term care services ("LTCS") net current assets in
         excess of working capital guarantee and market exit
         costs.....................................................
                                                                                   28.8
       Refundable income taxes.....................................
                                                                              0.0 - 9.3
       Net proceeds from exercise of stock options.................
                                                                                   28.9
       Other current assets, including escrow from sales of O&P
         and PROH..................................................
                                                                                   21.0
       Other non-current assets....................................
                                                                        ---------------
                                                                          725.8 - 863.8
       Total estimated assets......................................
                                                                        ---------------
 (ii)  ESTIMATED LIABILITIES OF THE COMPANY
                                                                                 (337.0)
       Revolving credit facility borrowing at March 31, 1999.......
                                                                                 (175.0)
       Convertible subordinated debentures.........................
                                                                                  (44.6)
       Accounts payable and accrued expenses.......................
                                                                                  (23.1)
       Severance and facility exit costs...........................
                                                                        ---------------
                                                                                 (579.7)
       Total estimated liabilities.................................
                                                                        ---------------
(iii)  ESTIMATED OPERATING LOSSES FROM MARCH 31, 1999 TO SEPTEMBER      (22.3) - (18.3)
         30, 1999 (Assumed beginning of liquidation)...............
                                                                        ---------------
 (iv)  ESTIMATED OPERATING COSTS DURING LIQUIDATION
                                                                             7.1 - 14.5
       Investment income during liquidation........................
                                                                                   (2.8)
       Interest on convertible subordinated debentures.............
                                                                          (5.2) - (3.6)
       Payroll and benefits for liquidation personnel..............
                                                                          (3.0) - (2.0)
       Legal, audit and other professional costs...................
                                                                          (1.0) - (0.5)
       Other costs.................................................
                                                                        ---------------
                                                                            (4.9) - 5.6
       Total estimated operating costs.............................
                                                                        ---------------
  (v)  ESTIMATED ACQUISITION RELATED CONTINGENT EARNOUT PAYMENTS                   (7.8)
         PRIOR TO THE SALES OF O&P AND PROH, EARNED SUBSEQUENT TO
         MARCH 31, 1999............................................
                                                                        ---------------
 (vi)  ESTIMATED NET PROCEEDS AVAILABLE FOR DISTRIBUTION TO             $ 111.0 - 263.6
         STOCKHOLDERS..............................................
                                                                        ===============
(vii)  ESTIMATED NET PROCEEDS AVAILABLE FOR DISTRIBUTION PER            $   1.76 - 3.94
         OUTSTANDING COMMON SHARE..................................
                                                                        ===============

     The following table sets forth a reconciliation of the low end of the range of the estimates set forth above under "Liquidation Analysis and Estimates" with the Company's stockholders' equity, as set forth in its unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999:

                                                              ($ IN MILLIONS)
Total stockholders' equity as of March 31, 1999.............      $ 457.7
Loss on disposition of long-term care services subsidiary...        (35.8)
Gain on disposition of O&P..................................         57.5
Loss on proposed disposition of PROH........................       (312.1)
Gain on proposed disposition of NCES........................          0.5
Additional tax benefit to be realized if both the sales of
  PROH and NCES are completed...............................         15.3
Elimination of deferred income taxes which relate to assets
  and liabilities written off or disposed of in the
  preceding dispositions....................................         (2.4)
Write off of certain assets and recognition of severance and other contractual costs incurred as a result of the
  preceding dispositions and the liquidation of the
  Company...................................................        (28.4)
Estimated operating losses subsequent to March 31, 1999.....        (22.3)
Estimated operating costs during liquidation................         (4.9)
Estimated acquisition related contingent earnout payments
  prior to the sales of O&P and PROH, earned subsequent to
  March 31, 1999............................................         (7.8)
Other.......................................................         (6.3)
                                                                  -------
ESTIMATED NET PROCEEDS AVAILABLE FOR DISTRIBUTION TO
STOCKHOLDERS................................................      $ 111.0
                                                                  =======

     THE METHODS USED BY THE BOARD OF DIRECTORS AND MANAGEMENT IN ESTIMATING THE VALUES AND VALUE RANGES OF THE COMPANY'S ASSETS ARE INEXACT AND MAY NOT APPROXIMATE VALUES ACTUALLY REALIZED. THE BOARD OF DIRECTORS' ASSESSMENT ASSUMES THAT THE ESTIMATES OF THE COMPANY'S LIABILITIES AND OPERATING COSTS ARE ACCURATE, BUT THOSE ESTIMATES ARE SUBJECT TO NUMEROUS UNCERTAINTIES BEYOND THE COMPANY'S CONTROL AND ALSO DO NOT REFLECT ANY CONTINGENT LIABILITIES THAT MAY MATERIALIZE. FOR ALL THESE REASONS, THERE CAN BE NO ASSURANCE THAT THE ACTUAL NET PROCEEDS DISTRIBUTED TO STOCKHOLDERS IN LIQUIDATION WILL NOT BE SIGNIFICANTLY LESS THAN THE ESTIMATED AMOUNT SHOWN. MOREOVER, NO ASSURANCE CAN BE GIVEN THAT ANY AMOUNTS TO BE RECEIVED BY THE COMPANY'S STOCKHOLDERS IN LIQUIDATION WILL EQUAL OR EXCEED THE PRICE OR PRICES AT WHICH THE COMMON STOCK HAS RECENTLY TRADED OR MAY TRADE IN THE FUTURE.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has concluded that the Restructuring Proposal is in the best interests of the Company and its stockholders. Accordingly, the Board of Directors unanimously approved the Restructuring Proposal at a meeting held on August 5, 1999. In arriving at this conclusion, the Board considered a number of factors, including the alternatives to the Restructuring Proposal and the future prospects of the Company.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RESTRUCTURING PROPOSAL.

     If the Restructuring Proposal is not approved by the stockholders, the Board of Directors will explore the alternatives then available for the future of the Company.

PRINCIPAL PROVISIONS OF THE PLAN

     The liquidation provisions of the Plan will not be implemented until the Liquidation Date, unless the Board of Directors determines to implement such provisions on an earlier date. The Board of Directors does not currently intend to implement the liquidation provisions of the Plan and distribute the proceeds of the sales of PROH and NCES to the Company's stockholders, if at all, until after the Liquidation Date. See "Conduct of the Company After the Closing of the PROH Sale and the NCES Sale -- Use of Proceeds" below.

  Distributions

     The Company or the Liquidating Trust will make distributions of Available Cash pro rata to stockholders at such time or times and in such amounts as determined by the Board of Directors or the Liquidating Trustees. "Available Cash" means the cash held by the Company or the Liquidating Trust after deduction for the expenses of the operation of the Company or the Liquidating Trust and a contingency reserve in an amount determined by the Board of Directors or the Liquidating Trustees to be sufficient to satisfy any liabilities, expenses and obligations of the Company or the Liquidating Trust not otherwise paid or provided for and that could be recovered against the stockholders to the extent of the amounts distributed to them by the Company or the Liquidating Trust (the "Contingency Reserve").

     The Company cannot predict the timing of the distributions from the Liquidating Trust. It is the present intention of the Board of Directors, however, that any Available Cash will be distributed to the stockholders following the Final Record Date (as defined below). Nevertheless, no distributions will be made until the Board of Directors or Liquidating Trustees have determined the amount of the Contingency Reserve.

     The Board of Directors believes that the Company and the Liquidating Trust will have sufficient assets to pay the current and future obligations of the Company and the Liquidating Trust and to make distributions to the stockholders, but there can be no assurance to that effect. The amount of the distributions will depend on the accounts payable and other liabilities of the Company existing on the date of the approval of the Restructuring Proposal, the expenses of operation of the Company and the Liquidating Trust that accrue following approval of the Restructuring Proposal, and the amount of any claims that may be asserted against the Company or the Liquidating Trust. The expenses of operation of the Company and the Liquidating Trust will include professional fees and other expenses of liquidation and could be substantial. The Company does not anticipate that property, other than cash, will be distributed to the stockholders by the Company or the Liquidating Trust.

  Terms of the Liquidating Trust

     The Board of Directors will determine whether and when to transfer assets of the Company to the Liquidating Trust, but if all of the Company's assets are not sold or distributed prior to the Final Distribution Date, the Company must transfer all the remaining assets of the Company (including the Contingency Reserve) to the Liquidating Trust. The purpose of the Liquidating Trust will be to liquidate any non-cash assets held by the Liquidating Trust and distribute the proceeds of all Available Cash to the stockholders of record on the Final Record Date. The Liquidating Trust will be required to pay the expenses of its operations and all unsatisfied expenses, liabilities and obligations of the Company. Such expenses, liabilities and obligations will be paid initially out of the Contingency Reserve, but if the Contingency Reserve is exhausted, such expenses, liabilities and obligations will be paid out of the other assets held by the Liquidating Trust.

     If assets are transferred to the Liquidating Trust, each stockholder on the Final Record Date will receive an interest (an "Interest") in the Liquidating Trust pro rata to its interest in the outstanding Common Stock on that date. All distributions from the Liquidating Trust will be made pro rata in accordance with the Interests. The Interests will not be transferable except by operation of law or upon death. Because the Interests will not be transferable, it is anticipated that the Liquidating Trust will not be required to comply with the periodic reporting and proxy statement requirements of the Exchange Act. The Liquidating Trustees will, however, maintain books and records of the Liquidating Trust, which will be available for inspection by holders of Interests, to the extent permitted and in accordance with law.

     The Plan authorizes the Board of Directors to appoint one or more individuals or entities to act as Liquidating Trustees of the Liquidating Trust and to cause the Company to enter into a liquidating trust agreement with such Liquidating Trustees on such terms and conditions as may be approved by the Board of Directors. It is anticipated that the Board of Directors will select such Liquidating Trustees on the basis of the experience of each such individual or entity in administering and disposing of assets and discharging liabilities of the kind to be held by the Liquidating Trust and the ability of each such individual or entity to serve the best interests of the stockholders of the Company. Approval of the Restructuring Proposal will constitute the approval by the stockholders of any such appointment and the execution of a liquidating trust agreement with the Liquidating Trustees.

     As the stockholders of the Company will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets transferred to the Liquidating Trust (see "Certain Tax Consequences" below), the transfer to the Liquidating Trust of assets could result in immediate tax liability to the holders of Interests without their readily being able to realize the value of such Interests to pay such taxes or otherwise.

     Possible transfer of assets to the Liquidating Trust is only a contingency plan to provide for the possibility that the Company may not be able to convert all assets into cash or satisfy all liabilities before the Final Distribution Date. Therefore, the Board of Directors has not finally determined the detailed terms or structure for the Liquidating Trust, which would be determined by the Board of Directors at a future date.

  Contingency Reserve

     Under Delaware law, the Company is required, in connection with its dissolution, to pay or provide for payment of all of its expenses, liabilities and obligations. These include known liabilities and obligations of the Company accrued through the date of the approval of the Restructuring Proposal, expenses to be incurred by the Company following approval of the Restructuring Proposal in connection with the winding-up and dissolution of the Company, any expenses to be incurred in connection with the operations of the Liquidating Trust, claims that have been asserted against the Company but that have not been settled or reduced to judgment and claims that have not yet been asserted but may be asserted in the future. Known liabilities and obligations of the Company include repayment of the Debentures, severance and other employee-related costs, accounts payable and professional fees. See "Liquidation Analysis and Estimates" above and "Certain Claims" below.

     Following approval of the Restructuring Proposal by the stockholders and prior to any distribution of Available Cash to stockholders, the Board of Directors will set aside from all other assets of the Company a Contingency Reserve to fund all then known liabilities and obligations of the Company and the expenses expected to be incurred by the Company or the Liquidating Trust in connection with its windup and dissolution, including the anticipated operational expenses of the Company or the Liquidating Trust and other possible claims against the Company or the Liquidating Trust. The Company is currently unable to estimate with precision the amount of the Contingency Reserve, and the estimated operating costs set forth above under "Liquidation Analysis and Estimates" are for illustrative purposes only. The Contingency Reserve will initially be based upon the assessment and estimates of the Board of Directors of the Company's known liabilities and obligations, future operating expenses and possible claims.

     After the Contingency Reserve is established, the Board of Directors or the Liquidating Trustees, as the case may be, may increase or decrease the Contingency Reserve based on their then current estimate and assessment of the operating expenses of the Company and/or the Liquidating Trust, the probable value of any known claims against the Company or the Liquidating Trust and the possibility of any then unknown claims being asserted against the Company or the Liquidating Trust. Any increase in the amount of the Contingency Reserve will be funded from the cash assets of the Company or the Liquidating Trust, as the case may be, and will reduce the amount available for distribution to the stockholders. The amount of any decrease in the Contingency Reserve would increase the assets available for distribution to the stockholders. After all expenses, liabilities and obligations of the Company and the Liquidating Trust have been satisfied and the Board of Directors or the Liquidating Trustees, as the case may be, determine that any future claims against the Company or the Liquidating Trust are not probable of occurrence, any remaining funds in the Contingency Reserve will be distributed pro rata to holders of Interests in the Liquidating Trust.

     In the event the Company fails to create an adequate Contingency Reserve for payment of expenses, liabilities and obligations, or should the Contingency Reserve and the assets held by the Liquidating Trust be exceeded by the amount ultimately found payable in respect of the Company's expenses, liabilities and obligations, each stockholder could be held liable to the Company's creditors for repayment of the stockholder's pro rata share of such excess, but limited to the amounts received by the stockholder from the Company or the Liquidating Trust. In addition, if a court holds at any time that the Company or the Liquidating Trust has failed to make adequate provision for expenses, liabilities and obligations, or if the amount ultimately required to be paid in that respect exceeds the amount available from the Contingency Reserve and the assets of the Liquidating Trust, a creditor of the Company could seek an injunction against the making of distributions under the Plan on the grounds that the amounts to be distributed are needed to provide for the payment of the Company's expenses, liabilities and obligations. Any such action could delay or substantially diminish the cash distributions to be made to the stockholders under the Plan.

  Disposition of Certain Assets

     The Plan gives to the Board of Directors of the Company the power to sell (or, in certain cases, otherwise dispose of) all the assets of the Company on such terms and in such manner as determined by the Board of Directors and to transfer remaining assets to the Liquidating Trust, to be sold by the Liquidating Trustees. The prices at which the Company or the Liquidating Trust may be able to sell those assets will depend on factors that may be beyond the control of the Company or the Liquidating Trust and may not be as high as the prices that could be obtained if the Company were not in liquidation. Approval of the Restructuring Proposal will constitute approval of any such sales.

  Certain Compensation Arrangements

     Pursuant to the Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's present or former officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of any extraordinary efforts they, or any of them, may undertake in connection with the implementation of the Plan. See also "Interests of Certain Persons" below.

  Closing of Transfer Books

     The Company will close its transfer books on the earliest date (the "Final Record Date") to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution to stockholders,
(ii) the close of business on the date of the transfer of the Company's remaining assets to the Liquidating Trust, and (iii) the date on which the Company files a Certificate of Dissolution with the Secretary of State of the State of Delaware under Delaware law. After the Final Record Date, the Company will not record any further transfers of Common Stock except pursuant to the provisions of a deceased stockholder's will, intestate succession or operation of law and the Company will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of the Common Stock will occur after the Final Record Date, and it is possible that trading will effectively terminate before then. All liquidating distributions from the Liquidating Trust or the Company on or after the Final Record Date will be made to the stockholders pro rata according to their holdings of Common Stock as of the Final Record Date. Subsequent to the Final Record Date, the Company may, at its election, require stockholders to surrender certificates representing their shares of Common Stock in order to receive distributions. Stockholders should not forward their stock certificates before receiving instructions to do so. If surrender of stock certificates is required, all distributions otherwise payable by the Liquidating Trust or the Company, if any, to stockholders who have not surrendered their stock certificates may be held in trust for such stockholders, without interest, until the surrender of their certificates (subject to escheat pursuant to the laws relating to unclaimed property). If a stockholder's certificate evidencing the Common Stock has been lost, stolen or destroyed, the stockholder may be required to furnish the Company with satisfactory evidence of the loss, theft or destruction thereof, together with surety bond or other indemnity, as a condition to the receipt of any distribution. Any interim liquidating distribution from the Company prior to the final distribution date will be made as of a record date prior to that interim distribution that will be established by the Board of Directors.

  Indemnification

     Pursuant to the Plan, the Company will indemnify its officers, directors, employees, agents and representatives for actions taken in connection with the Plan and the winding up of the affairs of the Company in accordance with the Company's Certificate of Incorporation and By-Laws. The Company's obligation to indemnify such persons may also be satisfied out of assets of the Liquidating Trust. The Liquidating Trust will similarly be authorized to indemnify the Liquidating Trustees and any employees, agents or representatives of the Liquidating Trust for actions taken in connection with the operations of the Liquidating Trust. Any claims arising in respect of such indemnification will be satisfied out of the assets of the Liquidating Trust.

  Dissolution of the Company

     If the stockholders approve the Restructuring Proposal, and, if prior to the Liquidation Date, the Board of Directors of the Company has not identified any suitable investments or business combinations, the Company will file a Certificate of Dissolution with the Secretary of State of the State of Delaware dissolving the Company (the "Certificate of Dissolution"). The dissolution of the Company will become effective, in accordance with Delaware law, upon the filing of the Certificate of Dissolution with the Secretary of State of the State of Delaware or upon such later date as may be specified in the Certificate of Dissolution. Under Delaware law, the Company will continue to exist for three years after the dissolution becomes effective or for such longer period as the Delaware Court of Chancery shall direct, for the purposes of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and enabling the Company gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to the stockholders any remaining assets, but not for the purpose of continuing the business for which the Company was organized.

     Following the filing of the Certificate of Dissolution, the Board of Directors will cause notices of dissolution to be sent to all known creditors of the Company, and will publish notice of the Company's dissolution as required by and otherwise in compliance with Delaware law. Except for the requirements of Delaware law and the Exchange Act in connection with the Meeting of stockholders to vote on the Restructuring Proposal, and except for the filing of the Certificate of Dissolution and any required filings under federal or state tax laws, no federal or state regulatory requirements must be complied with or approvals obtained in connection with the dissolution.

     UNDER DELAWARE LAW, IN THE EVENT THE COMPANY FAILS TO CREATE AN ADEQUATE CONTINGENCY RESERVE FOR PAYMENT OF ITS EXPENSES AND LIABILITIES, OR SHOULD SUCH CONTINGENCY RESERVE (AND THE ASSETS HELD BY ANY LIQUIDATING TRUST) BE EXCEEDED BY THE AMOUNT ULTIMATELY FOUND TO BE PAYABLE IN RESPECT OF THE COMPANY'S EXPENSES AND LIABILITIES, EACH STOCKHOLDER COULD BE HELD LIABLE FOR THE PAYMENT TO THE COMPANY'S CREDITORS OF SUCH STOCKHOLDER'S PRO RATA SHARE OF SUCH EXCESS, BUT LIMITED TO THE AMOUNTS RECEIVED BY SUCH STOCKHOLDER FROM THE COMPANY (AND FROM ANY LIQUIDATING TRUST). ACCORDINGLY, IN THAT EVENT A STOCKHOLDER COULD BE REQUIRED TO RETURN ALL DISTRIBUTIONS MADE AND THUS WOULD RECEIVE NOTHING FROM THE COMPANY AS A RESULT OF THE RESTRUCTURING PROPOSAL. MOREOVER, IN THE EVENT A STOCKHOLDER HAS PAID TAXES ON AMOUNTS RECEIVED, A REPAYMENT OF ALL OR A PORTION OF SUCH AMOUNT COULD RESULT IN A SITUATION IN WHICH A STOCKHOLDER MAY INCUR A NET TAX COST IF THE REPAYMENT OF THE AMOUNT DISTRIBUTED DOES NOT CAUSE A REDUCTION IN TAXES PAYABLE IN AN AMOUNT EQUAL TO THE AMOUNT OF THE TAXES PAID ON AMOUNTS PREVIOUSLY DISTRIBUTED.

     THE ANTICIPATED TAX TREATMENT OF THE LIQUIDATION PROPOSAL IS SET FORTH UNDER "CERTAIN TAX CONSEQUENCES" BELOW. NO RULING HAS BEEN REQUESTED FROM THE INTERNAL REVENUE SERVICE (THE "IRS") WITH RESPECT TO THE ANTICIPATED TAX TREATMENT OF THE RESTRUCTURING PROPOSAL, AND THE COMPANY WILL NOT SEEK AN OPINION OF COUNSEL WITH RESPECT TO THE ANTICIPATED TAX TREATMENT. THE FAILURE TO OBTAIN A RULING FROM THE IRS OR AN OPINION OF COUNSEL RESULTS IN LESS CERTAINTY THAT THE ANTICIPATED TAX TREATMENT SUMMARIZED THEREIN WILL BE OBTAINED. IF ANY OF THE CONCLUSIONS STATED UNDER "CERTAIN TAX CONSEQUENCES" PROVE TO BE INCORRECT, THE RESULT COULD BE INCREASED TAXATION AT THE CORPORATE AND/OR STOCKHOLDER LEVEL, THUS REDUCING THE BENEFIT TO THE STOCKHOLDERS AND THE COMPANY FROM THE LIQUIDATION.

AMENDMENT AND ABANDONMENT

     Under the Plan, if the Board of Directors determines that liquidation and dissolution are not in the best interests of the Company or its stockholders, the Board of Directors may direct that the Plan be abandoned. The Company nevertheless may cause the performance, without further stockholder approval, of any contract for the sale of assets executed before then which the Board of Directors considers to be in the best interests of the Company. The Board of Directors also may amend or modify the Plan if it determines such action to be in the best interests of the Company or its stockholders, to the extent permitted by Delaware law, without the necessity of further stockholder approval.

CONDUCT OF THE COMPANY AFTER THE CLOSING OF THE PROH SALE AND THE NCES SALE

     Following the closing of the PROH Sale and the NCES Sale, if such sales should occur, the Company intends to explore alternative investments or business combinations as described below in "Use of Proceeds." If prior to the Liquidation Date, no suitable investments or business combinations are identified, the Company will begin winding-up its affairs, including the attempted sale or liquidation of all of the Company's remaining non-cash assets, payment of or provision for its obligations, liabilities and expenses and compliance with law.

  Use of Proceeds

     NovaCare plans to use the cash proceeds from the sales of PROH and NCES to repay the Debentures and other known liabilities (including transaction expenses relating to the sales) estimated under "Liquidation Analysis and Estimates" above.

     The Board of Directors does not currently intend to distribute the remaining proceeds of the sales of PROH and NCES to the Company's stockholders until after the Liquidation Date, if at all. The uses of the proceeds from the sales of PROH and NCES, if consummated, that may be considered by the Board include the development, acquisition and/or investment in or merger with new or existing businesses, distributions to the Company's stockholders, repurchases of the Company's securities and general business purposes. Such activities could include the acquisition of an entire company or companies, or divisions thereof, either through a merger or a purchase of assets, as well as an investment in the securities of a company or companies or, alternatively, a combination with another business in which the Company would not be the surviving corporation. The Company has not entered into any substantive negotiations concerning such acquisitions or investments.

     CONSUMMATION OF ANY INVESTMENTS OR BUSINESS COMBINATIONS WILL BE SUBJECT TO VOTE AND APPROVAL BY THE STOCKHOLDERS. IF ANY INVESTMENTS OR BUSINESS COMBINATIONS ARE APPROVED BY THE STOCKHOLDERS OF THE COMPANY, THE PLAN WILL BE TERMINATED.

     Pending use of the remaining net proceeds, the Company intends to invest such funds in government securities and other investments that do not subject the Company to regulation under the Investment Company Act of 1940 (the "1940 Act"). If NovaCare is deemed to be an investment company under the 1940 Act because it invests in securities defined as "investment securities" under the 1940 Act, NovaCare must register as an investment company under the 1940 Act. See "Risk Factors After the Closing of the PROH Sale and the NCES Sale" below.

  Risk Factors After the Closing of the PROH Sale and the NCES Sale

     Regulation. NovaCare will continue to be subject to regulation under the Securities Act of 1933 and the Exchange Act. In addition, if NovaCare invests the net proceeds of the PROH and NCES Sales in investment securities, NovaCare may be subject to regulation under the 1940 Act. If NovaCare is deemed to be an investment company under the 1940 Act because of its investment securities holdings, NovaCare must register as an investment company under the 1940 Act. As a registered investment company, NovaCare would be subject to the further regulatory oversight of the Division of Investment Management of the Commission, and its activities would be subject to substantial regulation under the 1940 Act. In addition, no more than 60% of NovaCare's Board of Directors could be "interested persons" of the Company, within the meaning under the 1940 Act. The Company would seek to hire an investment adviser registered under the Investment Advisers Act of 1940 to manage its assets, and such investment adviser would be entitled to management fees. The Company would also require the services of a custodian to maintain its securities, which custodian would be entitled to custodial fees. In addition to registering with the Commission, NovaCare would need to file annual and semi-annual reports with the Commission, and to distribute these reports to its stockholders.

     Although the Company does not intend to become an investment company and intends to limit the investments of the Company's assets to government securities and other investments that do not subject the Company to regulation under the 1940 Act, if the Company were deemed to have invested in investment securities and did not register under the 1940 Act, it would be in violation of the 1940 Act and would be prohibited from engaging in business or selling its securities and could be subject to civil and criminal actions for doing so. In addition, the Company's contracts would be voidable and a court could appoint a receiver to take control of the Company and liquidate it. Therefore, the Company's classification as an investment company could materially adversely affect the Company's business, results of operations and financial condition.

     Potential Delisting of Securities. The New York Stock Exchange, Inc. (the "NYSE") is likely to seek a delisting of the Company's securities from trading in the event the Company is a "public shell" following the closing of the sales of PROH and NCES. The term "public shell" generally includes a company whose securities are publicly traded but which conducts no substantial operating business. No assurance can be given that the NYSE will not determine that the Company constitutes a "public shell" following the closing of the sales of PROH and NCES. In the event the Company's securities are delisted and the Company thereafter ceases to be a "public shell," the Company may reapply to have its securities relisted for trading. However, it is the position of the NYSE that the Company will have to meet the original listing requirements for trading, as opposed to the continued listing requirements for trading, under which the Company's securities currently trade. The original listing requirements are more stringent than those for continued listing under current NYSE listing requirements. No assurance can be given that the Company will cease to meet the definition of a "public shell" following the closing of the sales of PROH and NCES, that the Company will apply for the relisting of its securities for trading on the NYSE or that, if the Company does so apply, that it will be able to meet the original listing requirements.

CERTAIN CLAIMS

     The Company has certain known liabilities and contingent liabilities, for which it is or may be liable in the future. To the extent liabilities are known and estimatable, the Company has included its current estimate in its summary of estimated liabilities and operating costs included in "Liquidation Analysis and Estimates" above. In addition, the Company is subject to legal proceedings and claims that arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability, if any, with respect to any of these actions will not be material.

TRADING OF THE COMMON STOCK

     The Company will close its transfer books on the Final Record Date (as described above) and at such time cease recording stock transfers and issuing stock certificates (other than replacement certificates). Accordingly, it is expected that trading in the shares will cease on or shortly after such date, and trading may effectively terminate before then. To the extent the Company makes interim liquidating distributions to stockholders prior to the Final Record Date, the Common Stock will continue to trade, but the market price of the Common Stock will likely decline as a result of such distributions.

ABSENCE OF APPRAISAL RIGHTS

     Under Delaware law, the stockholders of the Company are not entitled to appraisal rights for their shares of the Company's capital stock in connection with the transactions contemplated by the Restructuring Proposal, or to any similar rights under Delaware law.

                            CERTAIN TAX CONSEQUENCES

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a general summary of the material federal income tax consequences of the PROH Sale, the NCES Sale and the Restructuring Proposal, including the Plan, to the Company and its stockholders, but does not purport to be a complete analysis of all the potential tax effects. The discussion addresses neither the tax consequences that may be relevant to particular categories of investors subject to special treatment under certain federal income tax laws (such as dealers in securities, banks, insurance companies, tax-exempt organizations, and foreign individuals and entities) nor any tax consequences arising under the laws of any state, local or foreign jurisdiction.

     The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, administrative rulings and judicial decisions now in effect, all of which are subject to change at any time, either prospectively or retrospectively, by legislative, administrative or judicial action. The following discussion has no binding effect on the IRS or the courts. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Restructuring Proposal and the Plan, and the Company will not seek an opinion of counsel with respect to the anticipated tax treatment summarized herein. There can be no assurance that the Liquidating Trust will be treated as a liquidating trust for federal income tax purposes or that the distributions made pursuant to the Plan, if any, will be treated as liquidating distributions. If any of the conclusions stated herein proves to be incorrect, the result could be increased taxation at the Company and/or the stockholder level, thus reducing the benefit to the stockholders and the Company from the liquidation.

     Consequences to the Company. The Company recognized a tax loss on the sale of the long-term care services business in fiscal 1999 and a gain on the sale of O&P in fiscal 2000. The Company expects to recognize a gain on the sale or distribution of the stock of NCES, a loss on the sale of the stock of PROH and gains and losses on other assets sold pursuant to the Plan, generally on an asset-by-asset basis. The Company expects that the gains with respect to the sale or distribution of the stock of NCES, and the sale of O&P and other assets will be fully absorbed by losses recognized on the sales of PROH, the long-term care services business and other assets and by net operating loss ("NOL") carryforwards and capital loss carryforwards available to the Company. Accordingly, no current tax is expected to be due as a result of the sale or distribution of the stock of NCES or the sale of the stock of PROH or the sales of other assets pursuant to the Plan.

     The Company expects that any NOL and capital loss carryforwards following the sales of the Company's assets will remain available for use by the Company in the event that the Company develops, acquires, invests in or merges with a new business. In general, such NOL and capital loss carryforwards, if any, would be available to offset future taxable income of the Company. However, capital loss carryforwards can be used to offset only future capital gains. In addition, there are a number of potential restrictions under various provisions of the Code, including the time periods during which NOL carryforwards and capital loss carryforwards may be used, that may apply to limit the Company's (or any Company successor's) future utilization of the NOL carryforwards and capital loss carryforwards, even absent a change in control of the Company. In addition, under certain provisions of the Code, the Company's ability to offset future income with its NOL or capital loss carryforwards would be restricted or eliminated by a change in control of the Company.

     If the Company liquidates, the Company will continue to be subject to tax on its taxable income until the liquidation is complete. The Company will recognize gain or loss upon any liquidating distribution of property to stockholders or to the Liquidating Trust as if such property were sold to the stockholders or Liquidating Trust. The amount of such gain or loss will equal the difference between the Company's adjusted tax basis for each asset and the asset's fair market value on the date of distribution.

     Consequences to Stockholders. The stockholders will not recognize any gain or loss as a result of the sale by the Company of its assets.

     If the Company liquidates, a stockholder will recognize gain or loss equal to the difference between (i) the sum of the amount of money and the fair market value of property (other than money) distributed to such stockholder directly or to the Liquidating Trust on the stockholder's behalf, and (ii) such stockholder's tax basis for his shares of Common Stock. A stockholder's tax basis in his shares will generally equal the stockholder's cost for his shares of Common Stock. The gain or loss will be a capital gain or loss, assuming the Common Stock is held as a capital asset. Long-term capital gain realized by a stockholder that is an individual, estate or trust may be eligible for reduced tax rates. Long-term capital losses can generally be used to offset capital gains and, for individuals, estates or trusts, up to $3,000 of ordinary income. The tax basis of any property other than cash received by each stockholder upon the complete liquidation of the Company will be the fair market value of the property at the time of the distribution.

     If the Company liquidates, stockholders may receive one or more liquidating distributions, including a deemed distribution of cash and property transferred to the Liquidating Trust. The amount of any distribution should be applied first to reduce a stockholder's tax basis in his shares of Common Stock, but not below zero. If a stockholder owns more than one block of shares of Common Stock, the amount of any distribution must be allocated among the several blocks of shares owned by the stockholder in the proportion that the number of shares in a particular block bears to the total number of shares owned by the stockholder. The amount of the distributions in excess of a stockholder's basis in his Common Stock will be gain, and should be recognized in the year the distribution is received (or transferred to the Liquidating Trust). If the amount of the distributions is less than the stockholder's basis in his shares of Common Stock, the stockholder will generally recognize a loss in the year the final distribution is received.

     If the Company liquidates, the Company will provide stockholders and the IRS with a statement of the amount of cash and the fair market value of any property distributed to the stockholders (or transferred to the Liquidating Trust) during that year as determined by the Company, at such time and in such manner as required by the Treasury Regulations.

     The Liquidating Trust. The Company believes the Liquidating Trust will not be treated as an association taxable as a corporation based upon the anticipated activities of the Liquidating Trust and the advice of the Company's tax counsel. Accordingly, the Liquidating Trust itself should not be subject to income tax.

     If the Company transfers assets to the Liquidating Trust, stockholders will be treated for tax purposes as having received a distribution at the time of transfer of their pro rata share of money and the fair market value of property other than money transferred to the Liquidating Trust, reduced by the amount of known liabilities assumed by the Liquidating Trust or to which the property transferred is subject. The distribution will be treated as a distribution in liquidation of the stockholder's Common Stock. The effect of the distribution on a stockholder's tax basis in his shares of Common Stock is discussed above in "Consequences to Stockholders."

     After formation of the Liquidating Trust, stockholders must take into account for federal income tax purposes their pro rata portion of any income, expense, gain or loss recognized by the Liquidating Trust. The income, expense, gain or loss recognized by the Liquidating Trust will not effect the stockholder's basis in his Common Stock.

     As a result of the transfer of property to the Liquidating Trust and the ongoing activities of the Liquidating Trust, stockholders should be aware that they may be subject to tax whether or not they have received any actual distributions from the Liquidating Trust with which to pay such tax.

     As indicated above, the Company has not obtained any IRS ruling as to the tax status of the Liquidating Trust, and there can be no assurance that the IRS will agree with the Company's conclusion that the Liquidating Trust should be treated as a liquidating trust for federal income tax purposes. If it were determined that the Liquidating Trust should be classified for federal income tax purposes as an association taxable as a corporation (as a result of a change in law, changes in the IRS ruling guidelines or administrative positions, a change in facts or otherwise), income and losses of the Liquidating Trust would be reflected on its own tax return rather than being passed through to the stockholders and the Liquidating Trust would be required to pay federal income taxes at corporate tax rates. Furthermore, much of the above discussion would no longer be accurate. For instance, all or a portion of any distribution made to the stockholders from the Liquidating Trust could be treated as a dividend subject to tax at ordinary income tax rates.

     Taxation of Non-United States Stockholders. Foreign corporations or persons who are not citizens or residents of the United States should consult their tax advisors with respect to the U.S. and non-U.S. tax consequences of the Plan.

STATE AND LOCAL INCOME TAX CONSEQUENCES

     The Company may be subject to liability for state and local taxes with respect to the sale of assets. Stockholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions and their interests in the Liquidating Trust. State and local tax laws may differ in various respects from federal income tax law. Stockholders should consult their tax advisors with respect to the state and local tax consequences of the Plan.

     THE FOREGOING SUMMARY OF CERTAIN INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE PLAN MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. THE COMPANY RECOMMENDS THAT EACH STOCKHOLDER CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE PLAN.

                          INTERESTS OF CERTAIN PERSONS

     John H. Foster, Chairman of the Board of Directors, is entitled to terminate his employment with the Company and receive certain severance benefits in the event of a "Change of Control" of the Company, as that term is defined in the employment agreement, as amended, between the Company and Mr. John Foster. The sale of the PROH business or the Company's interest in NCES would constitute a "Change of Control" as defined in Mr. Foster's employment agreement, given the Company's prior sale of its O&P business and its long-term care services business. Thus, subsequent to stockholder approval of the NCES Sale and/or the PROH Sale and the Company's completion of either transaction, Mr. John Foster will have the right to terminate his employment with the Company and receive the severance payments set forth in his employment agreement, which are equal to approximately $2,200,000 in the aggregate.

     Timothy E. Foster, a director and the Chief Executive Officer of the Company, James W. McLane, a director and the President and Chief Operating Officer of the Company, and Robert E. Healy, Jr., a Senior Vice President and the Chief Financial Officer of the Company, each entered into an employment agreement with the Company, dated May 30, 1999 (the "May 1999 Employment Agreements"), superseding prior employment agreements between each such executive and the Company (all of which previously were filed with the Commission). Pursuant to certain "change of control" and constructive termination provisions in such prior employment agreements, upon the completion of the Company's sale of the LTC and O&P businesses (and resulting restructuring and/or reorganization), each such executive contractually may have had the right to terminate his employment with the Company and to receive substantial severance payments. In order to induce these key senior executives to waive their right to trigger such termination provisions and to satisfy the requirements of the Company's senior lenders, all of the Company's outside directors, upon the recommendation of the Compensation Committee of the Board of Directors, unanimously approved the May 1999 Employment Agreements, which contain certain transaction and retention bonus payments upon the sale of PROH and/or NCES in accordance with the Restructuring Proposal, and upon the implementation of a plan of liquidation (provided PROH has been sold). The transaction and retention bonus payments contained in the May 1999 Employment Agreements are in lieu of any severance.

     The transaction and retention bonus payments to be paid to Mr. Timothy Foster upon (i) the sale of NCES, (ii) the sale of PROH and (iii) the earlier of the implementation of a plan of liquidation and June 30, 2000, are $475,000, $400,000 and $500,000, respectively. The transaction and retention bonus payments to be paid to Mr. McLane upon (i) the sale of NCES, (ii) the earlier of the sale of PROH or refinancing of the

Debentures and (iii) the earlier of the implementation of the sale of PROH and June 30, 2000, are $362,500, $450,000 and $350,000, respectively. The transaction and retention bonus payments to be paid to Mr. Healy upon (i) the sale of NCES, (ii) the sale of PROH and (iii) the earlier of the implementation of a plan of liquidation and June 30, 2000, are $317,500, $250,000 and $245,000,
respectively. The foregoing description of the May 1999 Employment Agreements is only a summary of certain specific provisions in such agreements. A complete copy of each such agreement was filed with the Commission as an exhibit to the Company's Current Report on Form 8-K dated July 14, 1999.

     Certain other individuals employed by the Company will receive payments in connection with the completion of the transactions described in the Proxy Statement. Richard S. Binstein, a Vice President and the Company's General Counsel and Secretary, will receive payments upon the sale of NCES, the sale of PROH and the earlier of the implementation of a plan of liquidation and June 30, 2000. In addition, the following individuals will receive payments upon the sale of PROH: Jack D. Williams, Chief Operating Officer -- PROH Physical Rehabilitation Division; Terrence P. Morrow, Chief Financial Officer -- PROH; Nicholas J. Harsh, Chief Operating Officer -- PROH Occupational Health Division; Dennis J. Fitzpatrick, Executive Vice President, Reimbursement and
Contracts -- PROH; and Jayne E. Fleck-Pool, Vice President, Clinical
Services -- PROH.

     Officers and directors of the Company hold outstanding stock options under the Company's stock option plans. The consummation of either the PROH Sale or the NCES Sale will be deemed to be a "change in control" under such plans (given the Company's prior sale of its O&P business and its long-term care services business), and, accordingly, will result in the acceleration of the vesting of such options.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares and percentage of the Company's outstanding Common Stock deemed to be beneficially owned as of June 1, 1999, by (i) all persons known to the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each director of the Company and (iii) the directors and officers of the Company as a group. Unless otherwise indicated, the beneficial owners have sole voting and investment power with respect to all shares owned.

                                                         AMOUNT AND
                                                         NATURE OF            PERCENTAGE OF
NAME OF BENEFICIAL OWNER (A)                        BENEFICIAL OWNERSHIP    OUTSTANDING SHARES
----------------------------                        --------------------    ------------------
John H. Foster....................................       4,151,214(b)               5.9%
Timothy E. Foster.................................         900,001(c)               1.3%
E. Martin Gibson..................................          50,000(d)                 *
Siri S. Marshall..................................          39,200(e)                 *
James W. McLane...................................         437,504(f)                 *
Stephen E. O'Neil.................................          47,500(g)                 *
George W. Siguler.................................          51,400(h)                 *
Daniel C. Tosteson................................          53,400(i)                 *
Directors and Officers as a group (16 persons)....       5,893,261(j)               8.2%

---------------
 *  Less than one percent

(a) Information as to the interests of the directors and officers has been furnished in part by them. The inclusion of information concerning shares held by or for their spouses or children or by corporations in which they have an interest does not constitute an admission by such persons of beneficial ownership thereof. Unless otherwise indicated, all persons have sole voting and dispositive power as to all shares they are shown as owning.

(b) Includes 1,650,001 shares of the Company's Common Stock presently issuable upon the exercise of options. Mr. John Foster beneficially owns 8,000 shares of NCES Common Stock presently issuable upon exercise of options.

(c) Consists of 900,001 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Mr. Timothy Foster owns 18,000 shares of NCES Common Stock, 8,000 of such shares presently issuable upon exercise of options.

(d) Includes 47,400 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Mr. Gibson owns 41,667 shares of NCES Common Stock, 26,667 of such shares presently issuable upon exercise of options.

(e) Includes 37,200 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Ms. Marshall owns 6,667 shares of NCES Common Stock presently issuable upon exercise of options.

(f) Includes 430,000 shares of the Company's Common Stock presently issuable upon the exercise of options, and 7,504 shares of the Company's Common Stock issuable upon the conversion of the Debentures. In addition, Mr. McLane owns 12,000 shares of NCES Common Stock, 2,000 of such shares presently issuable upon exercise of options.

(g) Includes 47,400 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Mr. O'Neil owns 13,334 shares of NCES Common Stock presently issuable upon exercise of options.

(h) Includes 47,400 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Mr. Siguler owns 6,667 shares of NCES Common Stock presently issuable upon exercise of options.

(i) Consists of 53,400 shares of the Company's Common Stock presently issuable upon the exercise of options. In addition, Mr. Tosteson owns 6,667 shares of NCES Common Stock presently issuable upon exercise of options.

(j) Includes 3,359,993 shares of the Company's Common Stock presently issuable upon exercise of options. In addition, officers and directors own 130,552 shares of NCES Common Stock, 93,002 of such shares presently issuable upon exercise of options.

                                 OTHER MATTERS

     The Board does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                 MISCELLANEOUS

     All costs relating to the solicitation of proxies of holders of Common Stock will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company and its subsidiaries personally, by mail or by telephone or otherwise. The Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals. In addition, the Company has retained Morrow & Co., Inc. ("Morrow") to assist in its solicitation of proxies from brokers, nominees, institutions, and individuals. The Company's agreement with Morrow provides for a one-time fee of $9,000, plus $5.00 per call to individual stockholders, as well as reimbursement of expenses.

     It is important that proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

August 13, 1999

                                                                      APPENDIX A

                    PLAN OF RESTRUCTURING OF NOVACARE, INC.

     This Plan of Restructuring (the "Plan") is intended to accomplish the complete liquidation and dissolution of NovaCare, Inc., a Delaware corporation (the "Company"), in accordance with the Delaware General Corporation Law and
Section 331 of the Internal Revenue Code of 1986, as amended (the "Code"), as follows:

          1. The Board of Directors of the Company (the "Board of Directors") has adopted this Plan and called a meeting of the Company's stockholders (the "Stockholders") to take action on the Plan. If, at said meeting of the Stockholders, a majority of the outstanding common stock, $0.01 par value per share (the "Common Stock"), votes for the adoption of this Plan, the Plan shall constitute the adopted Plan of the Company as of the date on which such Stockholder approval is obtained (the "Adoption Date"). No later than thirty (30) days following the Adoption Date, the Company shall file Form 966 with the Internal Revenue Service.

          2. The Company will not implement the liquidation provisions of this Plan prior to December 31, 2000 (the "Liquidation Date"), unless the Board of Directors determines to implement such provisions on an earlier date. The Board of Directors is not required to make any distribution to the Company's Stockholders, if at all, until after the Liquidation Date. Prior to the Liquidation Date, the uses of the assets of the Company that may be considered by the Board of Directors include the development, acquisition and/or investment in or merger with new or existing businesses, distributions to the Company's Stockholders, repurchases of the Company's securities and general business purposes. Such activities could include the acquisition of an entire company or companies, or divisions thereof, either through a merger or a purchase of assets, as well as an investment in the securities of a company or companies or, alternatively, a combination with another business in which the Company would not be the surviving corporation. Consummation of any investments or business combinations will be subject to vote and approval by the Stockholders. If any investments or business combinations are approved by the Stockholders of the Company, this Plan will be terminated.

          3. After the Liquidation Date, the Company shall not engage in any business activities except to the extent necessary to preserve the values of its assets, wind up its business and affairs, and distribute its assets in accordance with this Plan.

          4. From and after the Liquidation Date, the Company shall complete the following corporate actions:

        (a) The Company shall determine whether and when to (i) transfer the Company's property and assets (other than cash, cash equivalents and accounts receivable) to a liquidating trust (established pursuant to
            Section 7 hereof), or (ii) collect, sell, exchange or otherwise dispose of all of its property and assets in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in the best interests of the Company and the Stockholders. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

        (b) The Company shall pay or, as determined by the Board of Directors, make reasonable provision to pay, all claims and obligations of the Company, including all contingent, conditional or unmatured claims known to the Company and all claims which are known to the Company but for which the identity of the claimant is unknown.

        (c) The Company shall distribute pro rata to the Stockholders, all available cash including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash, in such amounts, and at such time or times, as the Board of Directors or the Trustees (as defined in Section 7 hereof), in their absolute discretion, may determine. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors or the Trustees, in their absolute discretion, the Company may establish and set aside a reasonable amount (the "Contingency Reserve") to satisfy claims against the Company, including, without limitation, tax obligations, and all expenses of the sale of the Company's property and assets, of the collection and defense of the Company's property and assets, and of the liquidation and dissolution provided for in this Plan. The Contingency Reserve may consist of cash and/or property.

        (d) Notwithstanding the foregoing, the Company may, if and when determined by the Board of Directors or the Trustees, at any time after the Adoption Date (including at any time prior to the Liquidation Date), either (i) distribute the shares of NovaCare Employee Services, Inc. (the "NCES Stock") owned by the Company to the Stockholders pro rata as a dividend or (ii) use the NCES Stock (provided such shares are valued at not less than $2.50 per share) to repay existing indebtedness of the Company.

          5. The distributions to the Stockholders pursuant to Sections 4, 7 and 8 hereof shall be in complete redemption and cancellation of all of the outstanding Common Stock of the Company. As a condition to receipt of any distribution to the Stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees ("Satisfactory Evidence and Indemnity"). As a condition to receipt of any final distribution to the Stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the Stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agent for cancellation or (ii) furnish the Company with Satisfactory Evidence and Indemnity. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the earliest date (the "Final Record Date") to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, (ii) the close of business on the date on which the remaining assets of the Company are transferred to the Trust or (iii) the date on which the Company files a certificate of dissolution under the Delaware General Corporation Law and thereafter certificates representing Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

          6. If any distribution to a Stockholder cannot be made, whether because the Stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, the distribution to which such Stockholder is entitled (unless transferred to the Trust established pursuant to Section 7 hereof) shall be transferred, at such time as the final liquidating distribution is made by the Company, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such Stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

          7. If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the Stockholders, as a final liquidating distribution or from time to time, the Company shall transfer to one or more liquidating trustees, for the benefit of the Stockholders (the "Trustees"), under a liquidating trust (the "Trust"), any assets of the Company which are (i) not reasonably susceptible to distribution to the Stockholders, including without limitation non-cash assets and assets held on behalf of the Stockholders (a) who cannot be located or who do not tender their certificates evidencing the Common Stock to the Company or its agent as herein above required or (b) to whom distributions may not be made based upon restrictions under contract or law, including, without limitation, restrictions of the federal securities laws and regulations promulgated thereunder or (ii) held as the Contingency Reserve. If assets are transferred to the Trust, each Stockholder on the Final Record Date shall receive an interest (an "Interest") in the Trust pro rata to its interest in the outstanding Common Stock on that date. All distributions from the Trust will be made pro rata in accordance with the Interests. The Interests shall not be transferable except by operation of law or upon death of the recipient. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the Stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the liabilities and obligations of the Company, including, without limitation, any unsatisfied claims and unascertained or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the Stockholders for the purposes of Section 4 of this Plan. Any such conveyance to the Trustees shall be in trust for the Stockholders of the Company. The Company, subject to this Section 7 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written.

          8. Whether or not a Trust shall have been previously established pursuant to Section 7, in the event it should not be feasible for the Company to make the final distribution to the Stockholders of all assets and properties of the Company prior to December 31, 2001 (the "Final Distribution Date"), then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in Section 7.

          9. After the Liquidation Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with the Delaware General Corporation Law.

          10. Adoption of this Plan by holders of a majority of the outstanding Common Stock shall constitute the approval of the Stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of this Plan.

          11. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan.

          12. In connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the absolute discretion of the Board of Directors, pay to the Company's officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by a majority of the outstanding Common Stock shall constitute the approval of the Company's Stockholders of the payment of any such compensation.

          13. The Company shall indemnify its officers, directors, employees, agents and representatives in accordance with its certificate of incorporation, and by-laws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The Trust will similarly be authorized to indemnify the Trustees and any employees, agents or representatives of the Trust for actions taken in connection with the operations of the Trust. Any claims arising in respect of such indemnification will be satisfied out of the assets of the Trust. The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance as may be necessary or appropriate to cover the Company's obligations hereunder.

          14. Notwithstanding authorization or consent to this Plan and the transactions contemplated hereby by the Stockholders, the Board of Directors may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by the Stockholders to the extent permitted by the Delaware General Corporation Law.

          15. The Board of Directors of the Company is hereby authorized, without further action by the Stockholders, to do and perform or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind which are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up its affairs.

                                [NOVACARE LOGO]

                                                   King of Prussia, Pennsylvania
                                                                 August 13, 1999

To the Participants in the NovaCare
  1986 Stock Option Plan, the NovaCare 1998 Stock Option Plan and Related Plans:

     Enclosed herewith is a copy of the Proxy Statement delivered to holders of NovaCare common stock in connection with the Special Meeting (the "Meeting") of Stockholders of NovaCare, Inc. to be held on September 21, 1999.

     Although holders of options to purchase NovaCare common stock under the NovaCare 1986 Stock Option Plan, the NovaCare 1998 Stock Option Plan and related plans are not entitled to vote at the Meeting with respect to such options, pursuant to the rules of the Securities and Exchange Commission, NovaCare is required to deliver to such holders the enclosed materials, which are provided herewith for your review and information.

                                [NOVACARE LOGO]

                                                   King of Prussia, Pennsylvania
                                                                 August 13, 1999

To the Participants in the NovaCare, Inc.
  401(k) Retirement Savings Plan:

     In connection with the Special Meeting of Stockholders of NovaCare, Inc. to be held on September 21, 1999, participants in the NovaCare, Inc. 401(k) Retirement Savings Plan who have elected to purchase NovaCare stock are invited to review the enclosed Proxy Statement.

     Participants who desire to instruct the Plan trustee as to how they wish to vote shares of stock in which participants have an ownership interest through the Plan are invited to complete and return the enclosed instruction card. Shares of stock held through the Plan will be voted by the trustee as indicated on all returned instruction cards. Instruction cards must be received by September 13, 1999, in order for the Plan trustee to act upon participants' instructions. Please note the Plan trustee is required to hold participants' instructions in confidence and is not permitted to disclose the contents of these directions to NovaCare, Inc., or any employee or officer thereof. In accordance with the trust, shares held through the Plan for which no instruction cards are returned in a timely manner will not be voted.

                                 NOVACARE, INC.

         PROXY -- SPECIAL MEETING OF STOCKHOLDERS -- SEPTEMBER 21, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, a stockholder of NOVACARE, INC., does hereby appoint JOHN H. FOSTER, TIMOTHY E. FOSTER and JAMES W. McLANE, or any of them, his or her proxies, with full power of substitution or resubstitution, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on Tuesday, September 21, 1999 at 10:00 A.M., local time, or at any adjournment thereof, upon such matters as may properly come before the Meeting.

The undersigned hereby instructs said proxies or their substitutes to vote as specified below on the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

              (Continued and to be Completed on the Reverse Side.)

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

[X]  PLEASE MARK YOUR
     VOTE AS IN THIS
     EXAMPLE


                                                                                FOR         AGAINST        ABSTAIN
                                        1.       To approve the PROH Sale       [ ]           [ ]            [ ]

                                                                                FOR         AGAINST        ABSTAIN
                                        2.       To approve the NCES Sale       [ ]           [ ]            [ ]

                                                                                FOR         AGAINST        ABSTAIN
                                        3.       To adopt the Restructuring     [ ]           [ ]            [ ]
                                                 Proposal


                                        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE
                                        FOR ITEMS 1, 2, AND 3. WHERE NO DIRECTION IS GIVEN, THIS PROXY WILL BE
                                        VOTED FOR THE ITEM FOR WHICH NO DIRECTION IS GIVEN.

                                        IMPORTANT: Before returning this Proxy, please sign your name or names on the line(s) below exactly as shown thereon. Executors, administrators, trustees, guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.

Dated:________, 1999 Signature(s)_________________________________________(L.S.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.